Exhibit 10.68

                                 LEASE AGREEMENT

                                    ARTICLE I
                                      TERM

SECTION 1.01. Commencement of the Term.

     (a) Notwithstanding anything herein contained to the contrary, the term of this Lease and Tenant's obligation to pay rent and occupy the Demised Premises in accordance with the terms hereof shall commence on the following date (such date being hereinafter called the "Commencement Date"): the later of: (i) the date on which Landlord delivers possession of the Premises to Tenant with Landlord's work substantially complete (unless otherwise agreed to by Tenant) or
(ii) the earlier of: (a) date Tenant receives Approvals (as defined in Rider
11), or (b) sixty (60) days following the execution of this Lease. (See Rider #1 and #11.) For the purpose of this Lease, the words, "the term of this Lease" and "term hereof" shall be deemed to mean both the original term of this Lease and all extensions or renewals thereof.

     (b) At any time after the Commencement Date of the term of the Lease, the parties shall execute and deliver to each other, at the option of Landlord, either an instrument in recordable form or a letter agreement prepared by Landlord wherein Tenant shall: (1) certify that the Lease is in full force and effect, and (2) certify the commencement and termination dates of the original term of this Lease. Tenant shall have ten (10) days from date of Tenant's receipt of said instrument or said letter agreement to execute and return same to Landlord. In the event Tenant fails to execute and return said instrument or said letter agreement within the aforestated specified period of time, Landlord and Tenant shall consider the terms therein written to be binding upon Tenant.

     (c) Deleted.

     (d) This Lease and the tenancy hereby created shall cease and determine at the end of the term hereof without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate the premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of premises from a tenant holding over to the same extent as if statutory notice had been given.

SECTION 1.02. Failure of Tenant to Open; Failure to Operate. If Tenant fails to open for business within one hundred twenty (120) days after the Commencement Date and/or thereafter (subject to Force Majeure pursuant to Section 20.22 and national holidays), if Tenant fails to continuously operate its business in accordance with the terms of this Lease or vacates the premises prior to the expiration of the term hereof, Landlord will suffer damages in an amount which are not readily ascertainable and thus in any such event, Landlord shall have the right, at its option, to collect as liquidated damages, and not as a penalty, in addition to all other charges which are due hereunder, one-thirtieth (1/3Oth) of an amount equal so the monthly installment of Fixed Minimum Rent for each day which Tenant fails to so operate.

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                                   ARTICLE II
                                      RENT

SECTION 2.01. Percentage Rent. Deleted.

SECTION 2.02. Gross Receipts Defined. Deleted.

SECTION 2.03. Taxes.

     (a) For the purposes of this Section 2.03, the word "taxes" shall include all taxes attributable to improvements now or hereafter made to the "Shopping Center" or any part thereof or attributable to the present or future installation in the Shopping Center or any part thereof of fixtures, machinery or equipment, all real estate taxes, assessments, water and sewer fees, rents or charges, and other governmental impositions and charges of every kind and nature whatsoever, nonrecurring as well as recurring, special or extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof, which shall or may during the term of this Lease be levied, assessed or imposed, or become due and payable or become liens upon or arise in connection with the use, occupancy or possession of, or any interest in the Shopping Center or any part thereof, or any land, buildings or other improvements therein, excluding, however, any of the foregoing relating to any "Separately Assessed Premises" (as defined in Section 2.03(d) hereof). The word "taxes" shall not include any charge, such as water meter charge and sewer rent based thereon, which is measured by the consumption by the actual user or the item or service for which the charge is made.

     (b) For each "Tax Year" (as defined in Section 2.03(e) hereof) during the term of this Lease, Tenant shall pay to Landlord as additional rent (hereinafter called "Tax Rent"), the amount obtained by multiplying the total of all taxes payable during such Tax Year by a fraction, the numerator of which shall be the square feet of floor area of the Demised Premises and the denominator of which shall be the square feet of all "leasable floor area" (as defined in Section 2.03(d) hereof) in the Shopping Center computed as of each date Landlord has a right under Section 2.03(c) to bill Tenant for an installment of Tax Rent. On account of Tax Rent, Tenant shall pay monthly, in advance, as additional rent, together with each monthly installment of Fixed Minimum Rent, without demand or setoff, an amount equal to one-twelfth of the sum obtained by multiplying the square feet of floor area of the Demised Premises by ONE DOLLAR FORTY CENTS ($1.40). Such amount may be adjusted by Landlord at any time during the term hereof to an amount equal to one-twelfth (1/l2th) of the Tax Rent payable by Tenant for the current Tax Year. If Tenant's payment on account of Tax Rent for any Tax Year exceeds the actual amount payable by Tenant as Tax Rent for such Tax Year and Tenant is not in default hereunder or otherwise indebted to Landlord, Landlord shall refund such excess to Tenant within thirty (30) days; provided, if such overpayment is for the last Tax Year, Landlord shall not be obligated to refund to Tenant the amount of such overpayment until Tenant has fully performed all of its obligations under this Lease, is not indebted to Landlord and has vacated the Demised Premises in accordance with the provisions hereof. In the event Tenant is indebted to Landlord for any reason whatsoever, Landlord may deduct such amount owed from such overpayment.

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     (c) Landlord shall have the right to bill Tenant for an installment on account of Tax Rent during each Tax Year after each receipt by Landlord of a bill, assessment, levy, notice of imposition or other evidence of taxes due or payable, all of which are hereinafter collectively referred to as a "tax bill" (whether such bill is a final bill, an estimate of annual taxes or represents a tax bill based upon a final or partial assessment or determination). Tenant shall pay each installment of Tax Rent within twenty (20) days of receipt from Landlord of a written statement setting forth the taxes for which Landlord has received a tax bill and on account of which Tenant has never been billed and the amount of the installment of Tenant's Tax Rent based upon such tax bill. In making the computations as aforesaid, a tax bill or photocopy thereof submitted by Landlord to Tenant shall be conclusive evidence of the amount of the taxes included in the computation of the installment of a Tax Rent in question; provided, however, Landlord shall have the right to bill Tenant for the last installment of Tax Rent for the last lease year in the term hereof whether or not Landlord shall theretofore have received a tax bill covering the period from the date of the tax bill which formed the basis of the most recent installment on account of Tax Rent billed to Tenant to the expiration of the term hereof. If Landlord has not received a tax bill for such period, Landlord shall estimate the amount of such last installments of Tax Rent on the basis of information contained in the tax bill most currently received by Landlord, subject to adjustment when Landlord receives a tax bill which includes the period for the date of such tax bill to the expiration of the term hereof. Tenant shall pay such adjusted amount upon billing by Landlord.

     (d) For the purposes of this Lease, the words "Separately Assessed Premises" shall mean only each of the following portions of the Shopping Center which are in fact separately assessed or for which the amount of taxes actually assessed is readily ascertainable: (i) portions of the Shopping Center designated as Auxiliary in Exhibit "A". For the purposes of this Section 2.03 the words "leasable floor area" shall mean the square feet of floor area in the Shopping Center other than Separately Assessed Premises on the date of Landlord's tax computation.

     (e) For the purposes of this Lease the words "Tax Year" shall mean the twelve (12) full calendar months of the term commencing with the January 1 immediately following the Commencement Date and ending December 31 of such calendar year and each succeeding twelve (12) month period thereafter commencing in the term of this Lease; provided, however, the first Tax Year shall commence on the date that the Tenant shall open for business with the public and terminate on the immediately succeeding December 31.

     (f) If the Commencement Date shall occur after the date the Shopping Center shall first open to the public or (for reasons other than Tenant's default) the term of this Lease terminates on a day other than the last day of a Tax Year, Tenant's Tax Rent shall be equitably prorated for such Tax Year.

     (g) If, after Tenant shall have made the required payment of any installment of Tax Rent, Landlord shall receive a refund of any portion of the taxes included in the computation of such installment of Tax Rent, provided Tenant is not in default hereunder, within forty-five (45) days after receipt of the refund, Landlord shall pay to Tenant that percentage of the net refund after deducting all costs and expenses (including, but not limited to, attorneys' and appraisers' fees) expended or incurred in obtaining such refund, which the portion of the taxes in question paid by Tenant bears to the entire amount of such taxes immediately prior to the refund. Tenant

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shall not institute any proceedings with respect to the assessed valuation of the Shopping Center or any part thereof for the purpose of securing a tax reduction.

     (h) If at any time during the term of this Lease, under the laws of any one or more jurisdictions in which the Shopping Center is located, a tax, imposition, charge, assessment, levy, excise or license fee is levied on, imposed against, or measured, computed or determined, in whole or in part, by:
(1) rents payable hereunder (Fixed Minimum, tax and/or additional) or (2) the value of any lien placed against the Shopping Center or any obligations secured thereby, or if any other tax (except income tax), imposition, charge, assessment, levy, excise or license fee which is not referred to in Section 2.03(a) however described or denoted, shall be levied or imposed by any such jurisdiction, to the extent that the cost of any of the foregoing shall be imposed, either directly or indirectly on Landlord, such tax, imposition, charge, assessment, levy, excise or license fee, shall be deemed to constitute "taxes" for the purposes of this Section 2.03.

     (i) Tenant's obligation under this Section 2.03 shall survive the expiration or earlier termination of the term of this Lease.

     (j) In the event of any dispute as to the floor area in the Shopping Center, or any portion thereof (other than the Leased Premises which shall be determined by the provisions of the Indenture of Lease) the determination of Landlord's Architect shall be binding upon the parties. In the event Tenant challenges the determination of Landlord's architect, unless Landlord and Tenant reach agreement within thirty (30) days, the dispute shall be resolved by Landlord's architect and Tenant's architect, who, after making such surveys or measurements as either consider to be appropriate, shall submit their joint determination and resolution of the gross leasable area of the Demised Premises; provided that if such architects reach different conclusions and for that reason do not agree on the amount of the gross leasable area of the Demised Premises within thirty (30) days of their first meeting on the issue (which shall be scheduled, if possible, within 10 days after the parties have determined that they cannot reach agreement and that the issue should be decided by the architects), the two architects shall select a third and independent architect to resolve the lack of agreement either by agreeing with the conclusions of Tenant's architect or with those of Landlord's architect, or by such third architect's own determination. If the two architects cannot agree on the selection of a third architect, each shall designate two independent architects, and the third architect then shall be selected by lot from the four names. Each party shall be responsible for the fees and charges of its architect, and shall equally share in and be responsible for those of the third architect, if one is appointed. The resultant square footage figure and changes, if any, in the rent and in Tenant's proportionate share, shall be confirmed by a written supplement to this Lease.

SECTION 2.04. Additional Rent. All sums of money or charges required to be paid by Tenant under this Lease, whether or not the same are designated "additional rent", shall for all purposes hereunder be deemed and shall be paid by Tenant as rent. If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, bear interest from the due date thereof to the date of payment at the highest rate allowed by law, but not more than twelve percent (12%) per annum.

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                                   ARTICLE III
                           BOOKS OF ACCOUNT AND AUDIT

SECTION 3.01.  Tenant's Records.  Deleted.

SECTION 3.02.  Audit.  Deleted.

                                   ARTICLE IV
                         CONSTRUCTION OF LEASED PREMISES

SECTION 4.01. Tenant's Improvements and Fixtures. Within ten (10) days after the written notice referred to in Section 1.01(b) hereof, Tenant shall, at its sole cost and expense, commence and thereafter promptly complete all of the work required of Tenant in Exhibit "B" (all such items being herein referred to as "Tenant's work"). All work completed by Landlord and Tenant except for those items enumerated in Section 8.02, shall remain as part of the premises and become the property of Landlord upon installation, and shall not be removed by Tenant. For the purpose of commencing and completing such work and installing its fixtures and other equipment Tenant, may enter the Demised Premises prior to the commencement of the term hereof subject to the following conditions: (1) all such work shall be conducted in such a manner as will not interfere with Landlord's construction activities; (2) Tenant at its own expense, shall keep the common areas (as described in Section 4.02 hereof), free of building material and equipment used in connection with Tenant's work, and Landlord shall designate space, at Landlord's sole discretion, for Tenant's and Tenant's contractors' trailers temporarily during Tenant's initial build-out of the Premises and (3) Tenant shall perform duties and obligations imposed by this Lease, including, but not limited to, those provisions relating to utilities, insurance and indemnification, and the provisions of Exhibit "B", saving and excepting only the obligations to make periodic payment of Fixed Minimum Rent and other rent which commence on or after the Commencement Date. In the event Landlord, on Tenant's behalf and with Tenant's consent, shall perform any work or install any equipment included in Tenant's work, Tenant, within fifteen (15) days after receipt of a bill therefore, shall pay to Landlord, as additional rent, a sum equal to all sums paid and cost incurred by Landlord in performing such work and/or installing such equipment plus administrative costs of Landlord in a sum equal to twenty percent (20%) of such sums and/or costs. Notwithstanding anything contained in this Section 4.01 to the contrary, Landlord shall not be responsible or liable to Tenant, its agents, servants, employees, licensees, or contractors, or their respective agents, servants, employees, licensees, or contractors, for any loss or damage to the property of such party occurring prior to or subsequent to the commencement of the term unless caused by Landlord's negligence or willful misconduct.

SECTION 4.02. Parking Areas and Facilities. All parking areas and facilities furnished by Landlord in or near the Center, including employee parking areas, truck ways, loading docks, package pick-up stations, pedestrian sidewalks, malls, courts, corridors, ramps, landscaped areas, exterior stairways, first-aid stations, comfort stations and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees and customers, (sometimes referred to herein as "common areas") shall at all times be subject to the exclusive control and management of Landlord, and the malls, courts, and corridor areas may contain landscaping, decorative items, structures designed and leased for retail sales and areas for promotional activities, provided, however, that all sales structures in such areas shall be at least

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six feet (6') from the front of the Demised Premises. Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Section; to construct, maintain and operate lighting facilities on all said areas and improvements; to police the same; from time to time to change the area, level location and arrangement of parking areas and other facilities hereinabove referred to, provided same does not adversely and materially affect parking for visibility of and access to the Premises; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to close all or any portion of said areas or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the parking areas or facilities; to discourage non-customer parking; and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgment, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees and customers. Landlord will operate and maintain the common facilities referred to above in such manner as Landlord, in its sole discretion, shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the common facilities. Tenant and Tenant's employees shall park their cars only in those portions of the parking area designated for that purpose by Landlord. Tenant shall furnish Landlord with State automobile license numbers assigned Tenant's car or cars, and cars of Tenant's employees, within five (5) days after taking possession of the premises and shall thereafter notify Landlord of any changes within ten (10) days after written request, no more often than two (2) times in any one calendar year. In the event that Tenant or its employees fail to park their cars in designated parking areas as aforesaid, then Landlord, at its option, shall charge Tenant Ten Dollars ($10.00) per day per car parked in any area other than those designated, as and for liquidated damages.

SECTION 4.03. Right to Relocate; License. The purpose of the site plan attached hereto as Exhibit "A" is to show the location of the leased premises. Landlord reserves the unrestricted right to change and relocate building (other than Tenant's building) and mall perimeters, driveways, automobile parking areas and other common areas shown on the site plan, store sizes, and the identity type and number of other buildings or tenants, provided only that the size of the leased premises, access to Tenant's premises, visibility of the Premises and parking facilities as herein provided shall not be substantially or materially impaired. Landlord agrees that ingress and egress to Shopping Center and Tenant's premises shall not be materially changed or re-directed. Landlord has made no representations to identity, type, size or number of other stores or tenants, other than as indicated in Section 4.02.

SECTION 4.04. Changes and Additions to Building. Landlord hereby reserves the right at any time to make alterations or additions to the building in which the premises are contained and to build adjoining the same. Landlord also reserves the right to construct other buildings or improvements in the Shopping Center from time to time and to make alterations thereof or additions thereto on any such building or buildings and to build adjoining same, and to construct double-deck or elevated or subterranean parking facilities, and to substitute from time to time for any parking areas or part thereof, provided Landlord does not materially and adversely affect parking for, visibility of, or access to the Premises.

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SECTION 4.05.  Financing.  Deleted.

                                    ARTICLE V
                               CONDUCT OF BUSINESS

SECTION 5.01. Use of Premises. In addition to any authorization of and restrictions on the use of the Demised Premises elsewhere set forth herein, Tenant shall not conduct any other business in or from the Leased Premises except that which Tenant is permitted pursuant to the provisions of the Indenture of Lease. Tenant shall occupy the Leased Premises promptly upon the Commencement Date and thereafter shall continuously conduct in the Leased Premises the business herein permitted. Tenant will not use or permit or suffer the use of the Leased Premises for any other business or other purpose. Furthermore, Tenant agrees to restrict the use and occupancy of the Demised Premises against any use thereof, in violation of any of the uses or purposes set forth in Exhibit "C" attached hereto and made part hereof notwithstanding that such use might otherwise be permitted herein. The authorization of the use of the premises for the business purpose set forth herein shall not constitute a representation by Landlord that any particular use of the premises is now or will continue to be permitted under applicable laws or regulations.

SECTION 5.02. Operations of Business. Throughout the term of this Lease, Tenant shall cause its store to remain open from 11:30 A.M. through at least 10:00 P.M. Mondays through Saturdays and Sundays from 11:30 A.M. through 5:00 P.M. Tenant agrees the hours which Tenant is obligated to operate may be changed by Landlord from time to time, provided that Landlord will not act in a discriminatory manner. Tenant shall keep the signs, if any, in the Leased Premises well lit during the hours from opening until one hour after the close of the Center as provided for above for each and every day of the week.

SECTION 5.03. No Injurious Acts. Tenant shall not perform any acts or carry on any practice which may injure the building or be a nuisance or menace to other tenants and business invitees of Tenant and the general public in the Shopping Center.

SECTION 5.04. Storage, Office Space. Tenant shall store and/or stock in the Leased Premises only such items as Tenant is permitted to offer for sale at, in, from or upon the Leased Premises. Tenant shall use for office, clerical or other non-selling purposes only such space in the Leased Premises as is from time to time reasonably required for Tenant's business in the Leased Premises.

                                   ARTICLE VI
                              GRANT OF CONCESSIONS

SECTION 6.01. Condition to Grant. The provision against subletting elsewhere contained in this Lease shall be applicable so as to prohibit Tenant from granting concessions without the consent of Landlord for the operation of one or more departments of the business of Tenant; and any grant of concessions consented to by Landlord shall be subject to the conditions that (a) each such concession which may be granted by Tenant shall be subject to all the terms and provisions of this Lease; (b) all of the provisions hereunder applying to the business of Tenant shall apply to each such concession; (c) unless otherwise approved in writing by Landlord, such department

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or departments shall be operated only as part of the business operation generally conducted by Tenant on the Demised Premises and under the advertised name of Tenant; and (d) at least seventy-five percent (75%) of the floor area of the Leased Premises shall at all times be operated directly by Tenant.

                                   ARTICLE VII
                    COMMON COSTS OF OPERATION AND MAINTENANCE

SECTION 7.01. Expenses. Landlord (subject to reimbursement as set forth in Section 7.02) will at its expense operate and maintain or cause to be operated and maintained the Common Areas and the Shopping Center consistent with first-class shopping centers of similar size and nature in Luzerne County. For the purposes of this Lease, "Operating Costs" shall be those costs of operating and maintaining, or of causing the operation and maintenance of, the Common Areas and the Shopping Center of which the Demised Premises forms a part in a manner deemed by Landlord to be reasonable and appropriate including, but not limited to, all costs and expenses, whether expended or incurred of repairing, lighting, cleaning, painting, and maintaining (including, but not limited to, preventive maintenance) and insuring the same with such policies and companies and in such limits as selected by Landlord (including, but not limited to, fire insurance with extended coverage, liability insurance covering personal injury, deaths and property damage with a personal injury endorsement covering false arrest, detention or imprisonment, malicious prosecution, libel and slander, and wrongful entry or eviction, workmen's compensation insurance, plate glass insurance, contractual liability insurance and fidelity bonds; removing snow, ice, rubbish and debris; inspecting, policing, providing security and regulating traffic; rental and depreciation (over a period not exceeding sixty (60) months) of machinery and equipment and other non-real estate assets used in the operation and maintenance of the Shopping Center; repairing and/or replacing of paving, curbs, walkways, landscaping, drainage, on-site water lines, sanitary sewer lines, storm water lines, electrical lines and other equipment serving the property on which the Shopping Center or any part thereof is constructed or is to be constructed; the rental of music programs, services and loudspeaker systems including the furnishing of electricity therefor; all parking surcharges that may result from any environmental or other laws, rules, regulations, guidelines or orders; the gross compensation of all personnel required to supervise and accomplish the foregoing and an administrative charge equal to fifteen percent (15%) of the total of all Operating Costs (exclusive of such administrative charge), which administrative charge shall be first applied to the expenses of the organization employed as Landlord's Agent for furnishing to Landlord the services of executive supervisors, personnel to collect rent and personnel to negotiate renewal and/or replacement leases, and shall then be applied to other administrative charges. Operating Costs shall not include depreciation other than as specifically referred to above. In the event of any dispute as to whether an item represents an expense or a capital item, Landlord's accounting practices shall be determinative and binding on the parties.

SECTION 7.02. Reimbursement of Landlord.  (See Rider #3.)

     (a) For each "Accounting Period" (as defined in Section 7.02(f) during the term of this Lease, Tenant shall pay to Landlord, as additional rent, as Tenant's proportionate share of the Operating Costs, a sum equal to the product obtained by multiplying (i) the total Operating Costs for such Accounting Period less all contributions thereto actually made to Landlord by occupants

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of any Separately Assessed Premises by (ii) a fraction, the numerator of which shall be the square feet of floor area of the Demised Premises, and the denominator of which shall be the square feet of leasable floor area in the Shopping Center. For the purposes of this Section, leasable floor area shall mean the square feet of floor area in buildings which are erected in the Shopping Center other than Separately Assessed Premises, which are designed exclusively for use and occupancy by Tenants other than occupants of Separately Assessed Premises.

     (b) On the first day of each calendar month during that portion of the term hereof falling within the first Accounting Period, Tenant shall pay to Landlord, in advance, without demand and without any setoff or deduction, as an estimated payment on account of Tenant's proportionate share of the Operating Costs an amount equal to one-twelfth (1/l2th) of the sum obtained by multiplying the square feet of floor area of the Demised Premises by the sum of ONE DOLLAR FORTY CENTS ($1.40). If the Commencement Date hereof shall not be the first day of a calendar month, Tenant's payment of its proportionate share of Operating Costs for the fractional month between the Commencement Date and the first day of the first full calendar month in the term shall be prorated on a per diem basis (calculated on a thirty (30) day month) and shall be paid together with the first payment of Fixed Minimum Rent.

     (c) After the first Accounting Period, Tenant shall continue to pay such estimated amount of Tenant's proportionate share of Operating Costs on the first day of each month in advance without demand and without any setoff or deduction, but the aforesaid estimated amount of Tenant's proportionate share of Operating Costs may be adjusted and revised by Landlord after the end of each Accounting Period during the term hereof on the basis of the actual Operating Costs for the immediately preceding Accounting Period. Upon Landlord furnishing to Tenant a statement setting forth such revised estimated Operating Costs, Tenant shall pay to Landlord such revised estimated share in equal monthly installments, each such installment to be a sum of one-twelfth (1/l2th) of such revised estimated Operating Costs, in advance on the first day of each calendar month thereafter until the next succeeding revision in such estimate.

     (d) Following the end of each Accounting Period, Landlord shall furnish to Tenant a written statement in reasonable detail covering the Accounting Period just expired showing the total Operating Costs for such Accounting Period, the amount of Tenant's proportionate share thereof and payments made by Tenant with respect thereto. In making the computations as aforesaid, Landlord's statement shall be persuasive evidence of Operating Costs.

     Notwithstanding Tenant's obligation to continue to make payments pursuant to Section 7.01 on a timely basis, within three (3) months of Tenant's receipt of such a statement from Landlord, Tenant may, upon thirty (30) days' written notice to Landlord, and at Tenants sole cost and expense, conduct an audit of Landlord's books and records with respect to Operating Costs. Officers or agents of Tenant shall conduct such audit during regular business hours at Landlord's offices. If such audit shall disclose an error in Landlord's calculation of Operating Costs for such Accounting Period, proper adjustment shall forthwith be made between Landlord and Tenant to correct any overpayment or underpayment of Operating Costs by Tenant (with any adjustment by Landlord in favor of Tenant to be in the form of a credit against future rent). In the event such audit discloses an overstatement of Operating Costs by Landlord of more than seven percent (7%), Landlord shall pay the cost of such audit.

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     (e) If Tenant's proportionate share of Operating Costs exceeds Tenant's payments with respect to any Accounting Period, Tenant shall pay to Landlord the deficiency within thirty (30) days after the date of the furnishing of the statement from Landlord; if Tenant's payments exceed Tenant's share of the Operating Costs and Tenant is not in default hereunder or otherwise indebted to Landlord, Landlord shall refund such excess to Tenant within thirty (30) days; provided, however, if such overpayment is for the last lease year, Landlord shall not be obligated to refund to Tenant the amount of such overpayment until Tenant has fully performed all of its obligations under this Lease, is not indebted to Landlord and has vacated in accordance with the provisions of this Lease. In the event Tenant is indebted to Landlord for any reason whatsoever, Landlord may deduct such amount owed from such overpayment.

     (f) For the purpose of this Lease, the words "Accounting Period" shall mean the period consisting of twelve (12) consecutive calendar months commencing on a date determined by Landlord and each succeeding twelve (12) calendar month period commencing during the term of this Lease; provided, however, the first Accounting Period shall commence on the date the Tenant shall open for business with the public and shall terminate on the date immediately preceding the date so determined by Landlord.

     (g) If the term of this Lease commences after the date the Shopping Center first opens for business with the public or terminates (other than by reason of Tenant's default) during an Accounting Period, Tenant's obligation for Tenant's proportionate share of Operating Costs for such Accounting Period shall be equitably prorated.

     (h) Tenant's obligations under this Section 7.02 shall survive the expiration or earlier termination of the term of this Lease.

                                  ARTICLE VIII
                 SIGNS, AWNINGS, CANOPIES, FIXTURES, ALTERATIONS

SECTION 8.01. Sign, Awnings and Canopies. Tenant will not place, alter or suffer to be placed, altered or maintained on the exterior of the Leased Premises any sign, awning or canopy of advertising matter or other thing of any kind and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Leased Premises nor within three (3) feet of any such glass (other than neatly lettered signs of reasonable size placed on the floor of the display window identifying articles offered for sale and the price thereof) without first obtaining Landlord's written approval and consent. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other things as may be approved in good condition and repair at all times. Any permitted sign shall at all times comply with the requirements of the sign specification, attached hereto as Exhibit "D". In accordance with the provisions of Section 8.01, Tenant shall remove such sign, awning or canopy at the expiration or earlier termination of the term of this Lease, or Tenant, upon taking possession of the premises shall replace an existing sign, awning, or canopy. Tenant shall, at Tenant's sole cost and expense, as a result of such removal, provide and install material necessary to correct to Landlord's satisfaction any damage or penetration on the facade, sign band or wall utilized to identify the premises. None of the foregoing work shall be commenced or performed by Tenant unless Tenant has submitted plans for approval by Landlord in accordance with the provisions of Exhibit "D" attached hereto and made a part hereof and Tenant has received such prior written approval from Landlord. Notwithstanding anything herein or elsewhere to the contrary, but subject to all applicable codes, Tenant shall submit Tenant's signage for Landlord's approval, which shall not be unreasonably withheld, and Landlord shall attach such signage as Exhibit D-1.

SECTION 8.02. Trade Fixtures. All trade fixtures utilized and installed by Tenant in the Leased Premises shall be new or completely reconditioned, shall not become the property of Landlord and shall be removable at the expiration or sooner termination of the term of this Lease or any renewal or extension hereof, provided Tenant shall not at such time be in default under any covenant or agreement contained in this Lease, and provided further that in the event of such removal, Tenant shall promptly restore the premises to the same good order and condition they were in prior to the installation thereof, reasonable wear and tear excepted, but not excepting any damage caused by the installation, maintenance or removal of same. If Tenant fails to remove such fixtures as aforesaid, then upon Tenant's removal from the premises all such fixtures shall become the property of Landlord. Tenant shall give notice to Landlord of its intent to leave said fixtures on the premises. Nevertheless, If Landlord requires removal of same, Tenant shall remove as aforesaid.

SECTION 8.03. Alterations. Excluding wall and floor finishes, Tenant shall not make or cause to be made any non-structural alterations, additions or improvements in the Demised Premises costing in excess of Twenty-Five Thousand Dollars ($25,000.00) or any structural alterations whatsoever or install or cause to be installed any changes to the store front without first obtaining Landlord's written approval and consent which consent shall not be unreasonably withheld or delayed. Tenant shall present to Landlord plans and specifications for such alterations, additions, improvements or changes at the time approval is sought. Tenant agrees that any alterations, additions, improvements or changes made by it shall immediately become the property of Landlord and shall remain upon the premises in the absence of an agreement to the contrary.

SECTION 8.04. Tenant Shall Discharge All Liens. Tenant shall promptly pay all contractors and materialmen so as to minimize the possibility of a mechanic's or materialmen's lien attaching to the Leased Premises. Should any such lien be made or filed, Tenant shall bond against or discharge the same within ten (10) days after written request by Landlord, and in the event that Tenant shall fail to do so, Landlord may discharge the lien by payment of the amount secured thereby, or otherwise as provided by law, and any amount so paid by Landlord, along with any attorney's fees or other costs relating to the discharge of such lien, shall be deemed additional rent and shall be immediately payable by Tenant to Landlord.

SECTION 8.05. Contractors and Labor. To the end that there shall be no labor dispute which would interfere with the construction, completion or operation of the Shopping Center or with any other work being carried on therein, in connection with any construction, alteration, fixturing or other work done upon the Demised Premises, Tenant shall engage the services of only such contractors and subcontractors as will work in harmony with each other, with those of Landlord and with any others then working in the Shopping Center, and Tenant shall employ and shall require its contractors and subcontractors to employ only such labor as will work in harmony with all other labor then working in the Shopping Center.

                                   ARTICLE IX
              MAINTENANCE, REPAIR AND SURRENDER OF LEASED PREMISES

SECTION 9.01. Maintenance by Tenant.

     (a) Tenant shall at all times maintain the interior of the Leased Premises (including all entrances and the inside and outside of all glass in the doors and windows and show window moldings) and all partitions, doors, fixtures, signs, equipment and appurtenances thereof (including, but not limited to all electrical and plumbing fixtures and other mechanical installations therein including reasonable periodic painting as determined by Landlord) in good order, condition, replacement and repair at its own expense, damage by unavoidable casualty excepted to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement, except for structural portions of the premises, which shall be maintained by Landlord and except damage caused by Landlord's negligence or willful misconduct; but if Landlord is required to make repairs to structural portions by reason of Tenant's negligent acts or omissions to act, or by reason of any unusual use of the Demised Premises by Tenant, Landlord may add the cost of such repairs to the rent which shall thereafter become due as additional rent. The materials, equipment and workmanship utilized by Tenant in any repairs or replacements shall be equal in quality to those originally supplied by Landlord.

     (b) In addition to the foregoing, Tenant will maintain the premises at its own expense in a clean, orderly and sanitary condition free of insects, rodents, vermin and other pests and will not permit accumulation of garbage, trash, rubbish and other refuse, but will remove the same at its own expense, and will keep such refuse in proper containers as specified by Landlord on the interior of the premises until called for to be removed, and the same shall be prepared for collection and deposited in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a place and manner for picking up refuse and garbage, Tenant shall use same at Tenant's cost.

     (c) Tenant further covenants that Tenant:

         (1) will promptly replace at its own expense with glass of like kind and quality any plate glass, door or window glass of the Leased Premises which may become cracked or broken;

         (2) will not use or permit the use of any apparatus, or sound reproduction or transmission, or any musical instrument in such manner that the sound so reproduced, transmitted or produced shall be audible beyond the confines of the premises;

         (3) will keep all mechanical apparatus free of vibrations and noise which may be transmitted beyond the confines of the premises;

         (4) will not cause or permit objectionable odors to emanate or be dispelled from the premises;

         (5) Deleted.

         (6) will keep the premises at a temperature sufficiently high to prevent the freezing of water and pipes and fixtures;

         (7) will not use the plumbing facilities for any other purpose than that for which they are constructed and will not permit any foreign substance of any kind to be thrown therein and the expense of repairing any breakage, stoppage, seepage or damage whether occurring on or off the premises resulting from a violation of this provision by Tenant or Tenant's employees, agents or invitees shall be borne by Tenant. All grease traps and other plumbing traps should be kept clean and operable by Tenant at Tenant's own cost and expense;

         (8) will, notwithstanding anything in this Lease to the contrary, be responsible for all repairs and replacements to the Leased Premises necessitated by a burglary or attempted burglary, or any illegal or forcible entry into the Demised Premises;

         (9) will not burn any trash or garbage of any kind in or about the Leased Premises, the Shopping Center or within one mile of the outside property lines of the Shopping Center;

        (10) will not receive or ship truck deliveries of any kind except through the rear door;

        (11) will comply at its own expense with all laws and ordinances and all rules and regulations of governmental authorities and all recommendations of the Association of Fire Underwriters, Factory Mutual Insurance Companies, The Insurance Services Organization of Pennsylvania, or other similar body establishing standards for fire insurance ratings with respect to the use or occupancy of the premises by Tenant; and Tenant further agrees to participate in periodic fire brigade instruction and drills at the request of Landlord and to supply, maintain, repair and replace for the Demised Premises at Tenant's own cost and expense, any fire extinguisher or other fire prevention equipment and safety equipment (including installation of approved hoods and ducts if cooking activity is conducted on the premises) required by the aforementioned rules, regulations and Association or other body in order to obtain insurance at the lowest available premium rate throughout the term of this Lease or any renewal thereof;

        (12) will cause the heating and air conditioning unit to be serviced no less than two (2) times annually;

        (13) agrees that Landlord may amend, modify, delete or add new and additional reasonable rules and regulations for the use and care of the Leased Premises, the buildings of which the Leased Premises are a part and the common facilities as defined herein before;

        (14) agrees to comply with all such further rules and regulations upon notice to Tenant from Landlord;

        (15) will conduct its business in the premises in all respects in a dignified manner in accordance with high standards of business operation.

SECTION 9.02. Maintenance by Landlord. If Tenant refuses or neglects to repair, replace and maintain property as required hereunder and to the reasonable satisfaction of Landlord as soon as reasonably possible after written notice from Landlord to do so, Landlord may make such repairs and replacements without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's cost for making such repairs and/or replacements upon presentation of a bill therefor plus twenty percent (20%) for overhead and supervision as additional rent. Said bill shall include interest on said cost in accordance with Section 2.04 hereof from the date of completion by Landlord.

SECTION 9.03. Roof. Landlord will make all needed repairs to the roof and make the roof water tight as soon as reasonably possible after receiving Tenant's notice and shall make all needed repairs to the exterior of the premises, excepting any glass, provided that Tenant shall give Landlord written notice of the necessity of such repairs. Anything herein contained to the contrary notwithstanding, any work done or alterations made by Tenant to the roof with Landlord's roofing contractor and with Landlord's written approval, exterior walls or affecting the structural integrity of the building of which the Leased Premises are a part shall release and discharge Landlord of and from its duty of repairing that portion of the same in good order and repair. Tenant agrees to be solely responsible for and thereafter maintain that portion of the roof, exterior walls and structural integrity of the building to or on which Tenant has caused any work to be done or alterations made.

     In the event an emergency roof repair is required in Tenant's reasonable opinion, Tenant, at its sole cost and expense, and after providing Landlord, Agent and the Laurel Mall manager notice of the existence of need to make immediate roof repairs and the failure of Landlord, Agent and the Laurel Mall manager to respond to such notice within two (2) hours of such notice, shall have the right to make such roof repair using Landlord's approved roofing contractor.

     In the event the roof requires repair (yet emergency roof repair is not required) and should Landlord refuse or neglect to commence to repair the roof in good faith and utilizing reasonable methods, as soon as reasonably possible after receiving notice from Tenant to do so and proceed diligently thereafter to fully remedy same, Tenant may, after the expiration of an additional ten (10) day notice period, make such repairs using Landlord's approved roofing contractor, and upon completion thereof, Landlord shall pay Tenant's reasonable costs for making such repairs within thirty (30) days of presentation of a bill thereof.

     Landlord shall have the exclusive right to use all or any part of the roof of the premises for any purpose not inconsistent with Tenant's use of Leased Premises; to erect additional stores or other structures over all or any part of the Leased Premises; and to erect in connection with, the construction thereof temporary scaffolds and other aids to construction on the exterior of the premises, provided that access to the premises shall not be denied. Tenant further agrees that Landlord may make any use it desires, excepting advertising, other than the advertising of the Center, of the side or rear walls of the premises, provided that there shall be no encroachment upon the interior of the Leased Premises.

SECTION 9.04. Surrender of Premises. At the expiration of or sooner termination of the tenancy hereby created, Tenant shall peaceably surrender the Leased Premises in the same condition of cleanliness, repair and order as the Leased Premises were in upon the commencement of business under this Lease, reasonable wear and tear and damage by unavoidable casualty excepted to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement, and Tenant shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Leased Premises. Tenant shall comply with Section 8.02 hereof respecting the removal of its trade fixtures before surrendering the premises as aforesaid. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

                                    ARTICLE X
                             INSURANCE AND INDEMNITY

SECTION 10.01. Insurance Coverage.

     (a) At all times during the term of this Lease and such other times as Tenant occupies the Demised Premises or any part thereof, Tenant shall pay all premiums for and maintain in effect, with a responsible insurance company or companies acceptable to Landlord and authorized to do business in the Commonwealth of Pennsylvania, policies of insurance in form acceptable to Landlord for the benefit of Landlord and any mortgagee and Tenant, as their interests may appear, as follows:

         (1) Comprehensive public liability insurance in the amount of at least $500,000 for any occurrence resulting in bodily harm and personal injury to or the death of one person and consequential damages arising therefrom, and in the amount of at least $1 million for any occurrence resulting in bodily harm and personal injury to or death of more than one person and consequential damages arising therefrom.

         (2) Comprehensive property damage insurance covering liability for damages to all property in the amount of at least $100,000 for each occurrence, which shall not contain the "care, custody and control" exclusion.

         (3) Insurance covering Tenant's trade fixtures, furniture, furnishings, equipment, betterments and improvements and other installations of Tenant, providing protection to the extent of the full insurable value thereof against all casualties included under standard insurance industry practices within the classification "Fire and Extended Coverage, Vandalism and Malicious Mischief" and insurance covering sprinkler leakage unless Tenant's insurance otherwise includes sprinkler leakage coverage.

         (4) Plate glass insurance covering the plate glass in the Demised Premises in the event plate glass exists in, upon or on the Premises.

         (5) Such Workmen's Compensation Insurance as shall comply with the applicable laws of the Commonwealth of Pennsylvania.

         (6) Business interruption insurance in such amount as Landlord may reasonably require or approve but in no event less than one full year's minimum rent and all additional rent payable hereunder.

         (7) Deleted.

     (b) Such insurance and certificates shall name Landlord, Landlord's Mortgagee, Landlord's Agent and owners of all interests in the Center as additional insureds for the full amount of insurance herein required with respect to the operations and activities of Tenant on or in connection with the Shopping Center. With respect to each and every policy of such insurance and each renewal thereof, Tenant, at the beginning of the term of this Lease and thereafter not less than thirty (30) days prior to the expiration of each such policy, shall furnish Landlord with a certificate of insurance executed by the insurer which shall contain, in addition to matters customarily set forth in such certificate under standard industry practices, an undertaking by the insurer to give Landlord ten (10) days prior written notice of any cancellation, non-renewal or change in scope or amount of coverage of such policy. In addition, all such policies shall contain a provision substantially as follows:
"The insurance afforded by this policy for more than one named insured shall not operate to increase the limits of the company's liability, but otherwise, shall not operate to limit or void the coverage of any one named insured as respects claims against the same named insured by any other named insured or the employees of such other named insured".

     (c) Landlord (subject to reimbursement) shall at all times maintain in effect a policy or policies of commercial liability insurance in such limits as reasonably selected by Landlord and commonly found in comparable retail shopping centers and all risk insurance covering the Shopping Center and the building in which the Premises are located in an amount equal to 100% of the full replacement cost.

SECTION 10.02. Increase of Insurance Rates.

     (a) Tenant will not do, omit to do, or suffer to be done or keep or suffer to be kept anything in, upon or about the Leased Premises which will violate the provisions of Landlord's policies insuring against loss or damage by fire or other hazards (including, but not limited to, public liability), which will adversely affect Landlord's fire or liability insurance premium rating or which will prevent Landlord from procuring such policies in companies acceptable to Landlord, provided Tenant is first given adequate notice of the requirements of such policies. If anything done, omitted to be done or suffered to be done by Tenant, or kept or suffered by Tenant to be kept in, or upon or about the premises shall by itself or in combination with other circumstances existing at the Shopping Center cause the premium rate of fire or other insurance on the Leased Premises or other property of the Shopping Center in companies acceptable to Landlord to be increased beyond the established rate fixed by the appropriate underwriters from time to time applicable to the premises for use for the purposes permitted under this Lease or to such other property in the Shopping Center for the use or uses made thereof, Tenant will pay the amount of such increase or, in the event that other circumstances existing at the Shopping Center shall have contributed to such increase, an equitable portion of such increase as reasonably determined by Landlord, promptly upon Landlord's demand and will thereafter pay the amount of such increase, as the same may vary from time to time, with respect to every premium relating to coverage of the Demised Premises during a period falling within the term of this Lease until such increase is eliminated. In addition if applicable, Landlord may at its option rectify the condition existing on the Demised Premises which caused or was a contributing cause of the increased premium rate in the event that Tenant should fail to do so and may charge the cost of such action to Tenant as additional rent, payable on demand. In determining whether increased premiums are the result of Tenant's use of the Leased Premises, a schedule, issued by the organization making the insurance rate on the Leased Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Leased Premises.

     (b) Any flammable or combustible material kept by Tenant in or upon the Demised Premises must be kept in special containers and at such locations as may be specified by the insurance carrier, fire insurance underwriter and any and all state, local or other governmental authorities, and no explosive material, high pressure steam generating equipment or similarly hazardous material or equipment, shall be kept on the Demised Premises.

SECTION 10.03. Plate Glass. Tenant shall obtain insurance at Tenant's expense on all plate and other glass in the Leased Premises in the event plate glass exists in, upon or on the Premises.

SECTION 10.04. Mutual Indemnification. Nothing in this Lease to the contrary withstanding, and except with respect to the negligence or willful misconduct of Landlord or Landlord's agents or employees, Tenant will indemnify Landlord and Agent and save them harmless from and against any and all claims, actions, damages, liability and expenses in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence including, but not limited to, burglary, robbery or attempted burglary or robbery in, upon or at the Leased Premises or the occupancy or use by Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by an act or omission of Tenant, its agents, contractors, employees, servants, lessees, licensees, franchisees or concessionaires. In case Landlord and/or Agent shall be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord and/or Agent harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord and/or Agent in connection with such litigation.

     Nothing in this Lease to the contrary withstanding, and except with respect to the negligence or willful misconduct of Tenant or Tenant's agents or employees, Landlord will indemnify Tenant and save Tenant harmless from and against any and all claims, actions, damages, liability and expenses in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence at the Shopping Center (excluding Tenant's Premises) including, but not limited to the occupancy or use of the Common Areas by Landlord, or occasioned wholly or in part by an act or omission of Landlord, its agents, contractors, employees, servants, lessees, licensees, franchisees or concessionaires. In case Tenant shall be made a party to any litigation commenced by or against Landlord, then Landlord shall protect and hold Tenant harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Tenant in connection with such litigation.

SECTION 10.05. General Provisions of Insurance. Tenant agrees that all insurance Tenant is required to maintain under this Lease shall be in insurance companies of good credit, satisfactory to Landlord and that the original policies or true copies or abstracts evidencing all of the aforementioned insurance coverage shall be delivered to Landlord within twenty
(20) days prior to the Commencement Date and shall contain a clause that the insurer will not cancel or change the insurance without first giving Landlord twenty (20) days prior written notice thereof and, further, that new or renewal policies shall be delivered by Tenant to Landlord at least twenty (20) days before the expiration date or sooner termination of each policy. If Tenant shall not comply with its covenants made in this Section, Landlord may, at its option, either consider Tenant's failure to comply a default under this entire Lease Agreement or may cause such insurance as aforesaid to be issued and, in such event, Tenant agrees to pay the premium for such insurance promptly upon Landlord's demand as additional rent.

                                   ARTICLE XI
                                    UTILITIES

SECTION 11.01. Utilities.

     (a) Tenant shall be solely responsible for and promptly pay all charges for heat, water, gas, electricity, sewer rents or charges and any other utility used or consumed in the Leased Premises or in providing heating and air-conditioning to the Leased Premises, without limitation, said responsibility commencing on the date Landlord notifies Tenant that the Leased Premises are ready for Tenant's work. Should Landlord elect to supply said utilities, Tenant agrees to purchase and pay for same, as additional rent every month, at rates equal to the rates that Tenant would be obligated to pay to the local utility companies supplying such utility services.

     (b) In the event that Tenant does not have a water meter installed in the Leased Premises, Tenant will pay to Landlord, as additional rent every month, the minimum charge for the size of the line installed in the Leased Premises in accordance with the rates established from time to time by the utility company or authority supplying water to the premises.

     (c) In the event the local authority, municipality or other body collects for the water and/or sewerage or sanitary consumption, as aforesaid, Tenant covenants and agrees to pay the sewer rent charge and any other tax, rent, levy or charge which now or hereafter is assessed, imposed or becomes a lien upon the Demised Premises, or the realty of which they are a part, pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewerage connection system.

     (d) In no event shall Landlord be liable to Tenant in damages or otherwise for any interruption, curtailment or suspension of any of the foregoing utility services in the event of a default by Tenant under this Lease or due to repairs, action of public authority, strikes, acts of God or public enemy, unless caused by Landlord's negligence or willful misconduct.

SECTION 11.02. Application for Utilities. Tenant shall make all appropriate applications to the local utility companies and pay all required deposits for meters and service for all utilities serving the Demised Premises within five
(5) days after the Commencement Date. In the event any public utility or public or municipal authority supplying any utility or service to Tenant, as a condition to Tenant's receiving such utility or service, shall require Landlord to guarantee Tenant's payment to such public utility or public or municipal authority, Landlord shall do so;

and in consideration of the foregoing, Tenant hereby covenants and agrees to indemnify Landlord and hold it harmless from and against any and all expenses, claims, charges and sums incurred by Landlord as a result of such guarantee.

SECTION 11.03. Operation of Heating and Air-Conditioning. Tenant must operate heating and cooling equipment within the range of normal operating temperatures.

                                   ARTICLE XII
                   OFFSET STATEMENT, ATTORNMENT, SUBORDINATION

SECTION 12.01. Offset Statement. Within fifteen (15) days after request therefor by Landlord or in the event that upon any sale, assignment or hypothecation of the Leased Premises and/or the land thereunder by Landlord, a statement shall be required from Tenant. Tenant agrees to execute and deliver to any proposed mortgagee or purchaser, or to Landlord, a certificate in recordable form satisfactory to the requesting party, signed by a duly authorized officer of Tenant, certifying (if such be the case) that this Lease is in full force and effect and that there are no defenses or offsets thereto or modifications thereof, or stating those claimed by Tenant, and providing also such additional information concerning the status or conditions of this Lease and the rental payments hereunder as may reasonably be requested by Landlord or such mortgagee or purchaser. Any failure of Tenant to comply within such ten (10) day period shall be deemed a material breach of this Lease, and it is intended that any statement delivered hereunder may be relied upon by any prospective purchaser of the Leased Premises, or any holder or prospective holder of a mortgage on the fee title of the premises or premises of which they are a part, or any assignee of any such mortgage or any landlord in any sale-leaseback of the Shopping Center or part thereof.

SECTION 12.02. Subordination and Attornment. Tenant agrees: (a) that, except as hereinafter provided, this Lease is, and all of Tenant's rights hereunder are and shall always be, subject and subordinate to any mortgage, leases of Landlord's property (in sale-leaseback) pursuant to which Landlord has or shall retain the right of possession of the Demised Premises or security instruments (collectively called "Mortgage") that now exist, or may hereinafter be placed upon the Demised Premises or the Shopping Center or any part thereof and to all advances made or to be made thereunder and to the interest thereon, and all renewals, replacements, modifications, consolidations, or extensions thereof; and (b) that if the holder of any such Mortgage ("Mortgagee") or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option so request, Tenant will attorn to, and recognize such Mortgagee or purchaser, as the case may be, as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease; and (c) that the aforesaid provisions shall be self-operative and no further instrument or document shall be necessary unless required by any such Mortgagee or purchaser. Notwithstanding anything to the contrary set forth above, any Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by execution of a written document subordinating such Mortgage to this Lease to the extent set forth therein, and thereupon this Lease shall be deemed prior to such Mortgage to the extent set forth in such written document without regard to their respective dates of execution, delivery and/or recording and in that event, to the extent set forth in such written document such Mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the Mortgage and as though this Lease had been assigned to such Mortgagee. Should Landlord or any Mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant upon written request, and from time to time, will execute and deliver without charge and in form satisfactory to Landlord, the Mortgagee or the purchaser all instruments and/or documents that may be requested to acknowledge such subordination and/or agreement to attorn, in recordable form.

     With respect to the current mortgagee, Landlord shall use reasonable efforts to procure within sixty (60) days after the Commencement Date, a subordination, non-disturbance and attornment agreement, providing in substance that Tenant shall subordinate this Lease to the mortgage and that as long as Tenant shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease and is not in default under the terms hereof, its tenancy will not be disturbed nor this Lease affected by any default under the mortgage. Provided Tenant is not in default under the terms and conditions of the Lease, with respect to future mortgagees who require a subordination agreement from Tenant, Landlord shall use reasonable efforts to ensure that such subordination agreement also contains a non-disturbance and attornment agreement for the benefit of Tenant.

SECTION 12.03. Failure to Execute Instruments and Documents. In the event Tenant fails to execute and deliver the instruments and documents as provided for in
Section 12.02 within the time period set forth in Section 12.01, Landlord may treat such failure as an Event of Default.

                                  ARTICLE XIII
                            ASSIGNMENT AND SUBLETTING

SECTION 13.01. Assignment and Subletting. (See Rider #12.)

     (a) Tenant shall not voluntarily, involuntarily, or by operation of law, assign, transfer, mortgage or otherwise encumber (herein collectively referred to as an "assignment") this Lease or any interest of Tenant herein, in whole or in part, nor sublet the whole or any part of the Demised Premises, nor permit the Demised Premises or any part thereof to be used or occupied by others, without first obtaining in each and every instance the prior written consent of Landlord. Any consent by Landlord to an assignment or subletting or use or occupancy by others shall be held to apply only to the specific transaction thereby authorized and shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting or use or occupancy by others, including, but not limited to a subsequent assignment or subletting by any trustee, receiver, liquidator, or personal representative of Tenant, nor shall the references anywhere in this Lease to subtenants, licensees and concessionaires be construed as a consent by Landlord to an assignment. If this Lease or any interest herein be assigned or if the Demised Premises or any part thereof be sublet or used or occupied by anyone other than Tenant without Landlord's prior written consent having been obtained thereto, Landlord may nevertheless collect rent (including, but not limited to, Fixed Minimum Rent, Tax Rent, Tenant's proportionate share of Landlord's Operating Costs, and additional rent) from the assignee, sublessee, user or occupant and apply the net amount collected to the rents herein reserved and furthermore in any such event, Tenant shall pay to Landlord monthly, as additional rent, the excess of the consideration received or to be received during such month for such assignment, sublease, or occupancy (whether or not denoted as rent) over the rental reserved for such month in this Lease applicable to such portion of the Demised Premises so assigned, sublet or occupied. No such assignment, subletting, use, occupancy or collection shall be deemed a waiver of the covenant herein against assignment, subletting or use or occupancy by others, or the acceptance of the assignee, subtenant, user or occupant as Tenant hereunder, or constitute a release of Tenant from the further performance by Tenant of the terms and provisions of this Lease. If this Lease or any interest of Tenant herein be assigned or if the whole or any part of the Demised Premises be sublet or used or occupied by others, after having obtained Landlord's prior written consent thereto, Tenant shall nevertheless remain fully liable for the full performance of all obligations under this Lease to be performed by Tenant and Tenant shall not be released therefrom in any manner.

     (b) If at any time during the term of this Lease any part or all of the corporate shares of Tenant, or of a parent corporation of which the Tenant is a direct or indirect subsidiary, shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition so as to result in a change in the present effective voting control of Tenant or of such parent corporation by the person or persons owning or controlling a majority of the shares of Tenant or of such parent corporation on the date of this Lease, Tenant shall promptly notify Landlord in writing of such change, and such change in voting control shall constitute an assignment of this Lease for all purposes of this Section; provided, however, that this provision shall not apply in the event that over fifty percent (50%) of the voting power of the Tenant corporation or of such parent corporation is held by fifty (50) or more unrelated shareholders or distributed to such number of unrelated shareholders in a public distribution of securities.

     (c) If Tenant is a partnership and if at any time during the term of this Lease any person who at the time of the execution of this Lease owns a general partner's interest ceases to own such general partner's interest, such cessation of ownership shall constitute an assignment of this Lease for all purposes of this Section.

     (d) Upon the occurrence of any of such events as described in Section 13.O1(a), 13.O1(b), or 13.O1(c) hereof whether voluntary, involuntary, by operation of law, or otherwise, without the prior written consent of Landlord (whether or not Tenant shall have given notice thereof to Landlord), Landlord may treat any such occurrence as a Deliberate Event of Default.

     (e) Tenant agrees that if the services of a real estate representative are used by Tenant in connection with any such assignment or subletting, Agent (or such other agent as may be designated by Landlord) shall be the sole and exclusive real estate representative of Tenant, and Tenant agrees to pay Agent (or such other agent designated by Landlord) on the date of consummation of such assignment or subletting, a commission at the rate then being generally charged by Agent (or such other agent designated by Landlord) for similar representation. Notwithstanding the provisions of the immediately preceding sentence, Tenant shall have the option of designating a real estate representative to act jointly with Landlord or Landlord's Agent, in which event, all commissions payable in connection with any such assignment or sublease shall be equitably shared between Tenant's real estate representative and Landlord's Agent, provided, however, that the aggregate of such commissions shall not exceed the commissions customarily payable to a single real estate representative for similar services.

                                   ARTICLE XIV
                         WASTE, GOVERNMENTAL REGULATIONS

SECTION 14.01. Waste or Nuisance. Except as specifically permitted under this Lease, Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the Leased Premises are located or in the Shopping Center.

SECTION 14.02. Governmental Regulations. Tenant shall, at Tenant's sole cost and expense, without notice or demand from Landlord, comply with and faithfully observe all requirements of all municipal, county, state, federal and other governmental authorities having jurisdiction now in force or which may hereafter be in force pertaining to the Leased Premises or the repair, maintenance, equipping, design or use thereof.

                                   ARTICLE XV
                         DESTRUCTION OF LEASED PREMISES

SECTION 15.01. Total or Partial Destruction. If the Leased Premises shall be damaged by fire or other casualty covered by Landlord's policies of fire and broad form extended coverage insurance but are not thereby rendered untenantable in whole or in part, and provided sufficient funds are made available by Landlord's Mortgagee, Landlord shall at its own expense cause such damage to be repaired, and the rent shall not be abated. If by reason of such occurrence, the premises shall be rendered untenantable in whole or in part, Landlord shall at its own expense cause the damage to be repaired and the Fixed Minimum Rent and additional rent meanwhile shall be abated proportionately until Landlord has restored the premises as to the portion of the premises rendered untenantable. If the Leased Premises shall be damaged or destroyed by a fire or casualty not covered by Landlord's policies of fire and broad form extended coverage insurance, which casualty renders the Premises untenantable in whole or in part, and Landlord decides not to repair and restore the premises, Landlord shall have the right to be exercised by notice in writing delivered to Tenant within sixty
(60) days from and after the occurrence of such damage or destruction, to elect to cancel and terminate this Lease. Either party shall have the right, to be exercised by notice in writing, delivered to the other within thirty (30) days from and after any occurrence which renders the premises wholly untenantable to cancel this Lease if said destruction of the premises occurs within the last three (3) years of the term hereof, said cancellation to take effect thirty (30) days from and after the receipt of such notice by the other party, and in such event this Lease and the tenancy hereby created shall cease as of the aforesaid cancellation date, the rent to be adjusted as of such date; provided, however, that if Landlord shall commence repairs or reconstruction of the destroyed premises during the period prior to the cancellation date, the tenancy shall remain in effect and said notice of cancellation shall be considered void. In no event shall Landlord be obligated to expend for any repair or reconstruction pursuant to this Section 15.01 an amount in excess of the insurance proceeds recovered by it and allocable to the damage to the Leased Premises after deduction therefrom of any amounts required to be paid to Landlord's Mortgagee.

     If Landlord is required to repair or reconstruct the Leased Premises pursuant to the provision of this Section 15.01, its obligation shall be limited to the building shell and other construction performed by Landlord pursuant to Exhibit "B" hereof. Landlord shall not be liable for delays occasioned by adjustment of losses with insurance carriers or by any other cause so long as Landlord shall proceed in good faith.

SECTION 15.02. Partial Destruction of Shopping Center. In the event that fifty percent (50%) or more of the gross leasable area of the building in the Shopping Center of which Tenant's Premises forms a part, shall be damaged or destroyed by fire or other causes notwithstanding that the Leased Premises may be unaffected by such fire or other cause, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days from and after said occurrence, to cancel and terminate this Lease. Upon the giving of such notice to Tenant, the term of this Lease shall expire by lapse of time upon the fifteenth (15th) day after such notice is given and Tenant shall vacate the Leased Premises and surrender the same to Landlord.

                                   ARTICLE XVI
                                 EMINENT DOMAIN

SECTION 16.01. Total Condemnation. If the whole of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date on which possession of the Demised Premises is required to be surrendered to the condemning authority, and all rentals shall be paid up to that date and Tenant shall have no claim against Landlord nor the condemning authority for the value of any unexpired term of this Lease.

SECTION 16.02. Total Parking Area. If the whole of the common parking areas in the Shopping Center shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date on which possession of the parking area is required to be surrendered to the condemning authority, unless Landlord shall prior to such date notify Tenant of its intention to provide other parking facilities which shall not violate the requirements of the applicable zoning or similar law (or any permitted variance thereof or exception thereto) regulating the size, layout and location of parking facilities at the Shopping Center, and shall thereafter provide such substantially similar alternate parking facilities within thirty (30) days of the date of such taking, with a Minimum Rent abatement in proportion to the loss of Tenant's sales as a result of the loss of parking during the period until Landlord provides such substantially similar alternate parking. In the event that Landlord shall provide such other parking facilities, then this Lease shall continue in full force and effect without any reduction or abatement of rent. In any event, Tenant shall have no claim against the Landlord nor the condemning authority for the value of any unexpired term of this Lease.

SECTION 16.03. Partial Condemnation. If any part of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and in the event that such partial taking or condemnation shall render the Leased Premises unsuitable for the business of Tenant, then the term of this Lease shall cease and terminate as of the date on which possession of the Demised Premises is required to be surrendered to the condemning authority and Tenant shall have no claim against Landlord nor the condemning authority for the value of any unexpired term of this Lease. In the event of a partial taking or condemnation which is not extensive enough to render the premises unsuitable for the business of Tenant, then Landlord shall promptly restore the Leased Premises to the extent of condemnation proceeds available for such purpose to a condition comparable to their condition at the time of such condemnation less the portion lost in the taking, this Lease shall continue in full force and effect and the Fixed Minimum Rent and all additional rent shall abate proportionately. For purposes of determining the amount of funds available for restoration of the Leased Premises from the condemnation award said amount will be deemed to be that part of the award which remains after payment of Landlord's reasonable expenses incurred in recovering same and of any amounts due to any mortgagee of Landlord, and which represents a portion of the total sum so available (excluding any award or other compensation for land) which is equitably allocable to the Leased Premises.

SECTION 16.04. Partial Condemnation of Parking Area. If any part of the parking area in the Shopping Center shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose and if, as the result of such partial taking, the size, layout or location of the remaining parking facilities will violate the requirements of the applicable zoning or similar law or any permitted variance thereof or exception thereto regulating same, then Landlord shall have the right and power to declare the term of this Lease at an end as of the date on which possession of the condemned property is required to be surrendered to the condemning authority, unless Landlord shall take immediate steps toward eliminating such violation, in which event this Lease shall be unaffected and remain in full force and effect as between the parties. In any event, Tenant shall have no claim against Landlord nor the condemning authority for the value of any unexpired term of this Lease.

SECTION 16.05. Landlord's Damages. In the event of any condemnation or taking as hereinbefore provided, whether whole or partial, Tenant shall not be entitled to any part of the award, as damages or otherwise, for such condemnation and Landlord and any mortgagee of Landlord are to receive the full amount of such award as their respective interests may appear, Tenant hereby expressly waiving any right or claim to any part thereof and assigning to Landlord any such right or claim to which it might become entitled.

SECTION 16.06. Tenant's Damages. Although all damages in the event of any condemnation are to belong to Landlord and any mortgagee of Landlord as aforesaid, whether such damages are awarded as full compensation for diminution in value of the leasehold or to the fee of the Leased Premises, Tenant shall have the right to the extent that same shall not diminish Landlord's or such mortgagee's award to claim and recover from the condemning authority, but not from Landlord or such mortgagee, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right for or on account of any cost to which Tenant might be put in removing Tenant's goods, wares, furniture, fixtures, leasehold improvements and equipment.

     Notwithstanding anything in the Lease to the contrary, Tenant, in a separate action, and provided such action does not reduce Landlord's award, shall be entitled to claim against the condemning authority an award for the unamortized cost to Tenant of any leasehold improvements made at Tenant's own expense, loss of business, damage to merchandise and fixtures, removal and reinstallation costs, and moving expenses.

SECTION 16.07. Condemnation of Less Than a Fee. In the event of a condemnation which results in the condemning authority having secured only a leasehold interest in all or a portion of the Leased Premises without the condemnation of the fee simple title also, this Lease shall not terminate and such condemnation shall not excuse Tenant from full performance of all of its covenants hereunder, but Tenant in such event shall be entitled to present or pursue against the condemning authority its claim for and to receive all compensation of damages sustained by it by reason of such condemnation and Landlord's right to recover compensation or damages shall be limited to compensation for damages, if any, to its reversionary interest.

                                  ARTICLE XVII
                   BANKRUPTCY; LANDLORD'S REMEDIES AND DAMAGES

SECTION 17.01. Bankruptcy. Subject at all times to the U.S. Bankruptcy Code, if there shall be filed against Tenant or any guarantor or surety of this Lease or any of Tenant's obligations under this Lease, in any court, pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or any portion of Tenant's or such guarantor's or surety's property, and if, within thirty (30) days thereof, Tenant or such guarantor or surety fails to secure a discharge thereof, or if Tenant or such guarantor or surety shall voluntarily file any such petition or make an assignment for the benefit of creditors or petition for or enter into such an arrangement, this Lease, at the option of Landlord, may be canceled or terminated, in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to acquire or remain in possession of the Demised Premises, as the case may be, and Landlord shall have no further liability hereunder to Tenant or such person, and Tenant or any such person shall forthwith quit and surrender the Demised Premises. If this Lease shall be so canceled or terminated, Landlord, in addition to the other rights and remedies of Landlord under Article XVII hereof, or contained elsewhere in this Lease, or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security deposit and any other money received by Landlord from Tenant or others on behalf of Tenant.

SECTION 17.02. Damages.

     (a) It is stipulated and agreed that in the event of the cancellation or termination of this Lease pursuant to Section 17.01 hereof, Landlord shall forthwith, notwithstanding any other provision of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages, in addition to the liquidated damages set forth in Section 17.01 hereof, an amount equal to the difference between: the sum of the annual Fixed Minimum Rent, the Tax Rent payable in the Tax Year immediately preceding such termination, Tenant's proportionate share of the Operating Costs payable in the last preceding Accounting Period, all multiplied by the number of years and fraction of a year then constituting the unexpired term or portion thereof, discounted at the rate of four percent (4%) per annum to present worth, minus the fair and reasonable annual rental value of the Demised Premises for such period, also discounted at the rate of four percent (4%) per annum to present worth. If the Demised Premises or any part thereof be relet by Landlord for the balance of the term hereof, or any part thereof, prior to presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part or the whole of the premises so relet during the term of the reletting. Nothing herein contained, however, shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater than, equal to or less than the amount of the liquidated damages referred to above.

     (b) In addition to the liquidated damages provided in this Section, Landlord shall also be entitled to recover as damages from Tenant all nonrecurring sums and charges remaining unpaid and which are due or becoming due from Tenant pursuant to this Lease including, but not limited to, those under Exhibit "B" hereto and interest thereon as provided in Section 2.04 hereof.

                                  ARTICLE XVIII
                     EVENTS OF DEFAULT: LANDLORD'S REMEDIES

SECTION 18.01. Events of Default.

     The following shall constitute Events of Default:

     (a) If Tenant defaults in the payment of any sum of money (whether Fixed Minimum Rent, Tax Rent, Tenant's proportionate share of Operating Costs, additional rent or otherwise) when due and such default shall continue for ten
(10) days after the date of written notice from Landlord to Tenant.

     (b) Except as to acts, defaults, omissions and/or occurrences characterized, defined, denoted, or identified in this Lease as Deliberate Events of Default, if Tenant defaults in fulfilling any of the other covenants of this Lease on Tenant's part to be performed hereunder and such default shall continue for twenty (20) days after the date of written notice from Landlord to Tenant specifying the nature of said default, or, if the default so specified shall be of such a nature that the same cannot be reasonably cured or remedied within said twenty (20) day period, if Tenant shall not in good faith have commenced the curing or remedying of such default within such twenty (20) day period and shall not thereafter diligently proceed therewith to completion.

     (c) If any execution or attachment shall be issued against Tenant or any of Tenant's property and shall not be discharged or vacated within thirty (30) days after the issuance thereof.

     (d) Any event described in Section 17.01.

     (e) If Tenant shall abandon the Demised Premises or if the Demised Premises shall be permitted to become vacant.

SECTION 18.02. Deliberate Events of Default.

     (a) Notwithstanding anything to the contrary set forth in this Lease, if Tenant shall default (1) in the timely payment of Fixed Minimum Rent, Tax Rent, Tenant's proportionate share of Operating Costs and any such default shall be repeated two (2) times in any period of twelve (12) months; or (2) in the performance of any other covenant of this Lease more than three (3) times in any period of twelve (12) months, then, notwithstanding that such defaults shall have been cured within the period after notice as above provided, any further similar default within such twelve (12) month period shall be deemed to be a Deliberate Event of Default.

     (b) Any default, act, omission or occurrence characterized, defined, denoted, or identified elsewhere in this Lease as a Deliberate Event of Default shall also be a Deliberate Event of Default.

     (c) In the event of a Deliberate Event of Default, Landlord, without giving Tenant any notice and without affording Tenant an opportunity to cure the default (Tenant hereby specifically waiving any right of tender), may exercise any or all of its rights under this Lease in addition to those it may have at law or in equity.

SECTION 18.03. Termination. Upon or after the occurrence of any one or more of such Events of Default or Deliberate Events of Default, if the term shall not have commenced Landlord may immediately cancel this Lease by written notice, or if the term shall have commenced Landlord may serve upon Tenant a written notice that this Lease and the term will terminate on a date to be specified therein, which shall not be less than ten (10) days after the date of such notice and in either event, Tenant shall have no right to avoid the cancellation or termination by payment of any sum due or by other performance of any condition, term or covenant broken. Upon the date specified in the aforesaid notice of termination, this Lease and the term hereof shall terminate and come to an end as fully and completely as if such date were the day herein definitely fixed for the end and expiration of this Lease and such term, and Tenant shall then quit and surrender the Demised Premises to Landlord, but notwithstanding any statute, rule of law, or decision of any court to the contrary, Tenant shall remain liable as set forth hereinafter. Notwithstanding Landlord's election to terminate this Lease, Landlord may, at its option, reinstate this Lease at any time thereafter, and a letter from Landlord, Agent or the attorney for Landlord or Agent setting forth Landlord's exercise of its option to reinstate the Lease shall be sufficient to reinstate this Lease upon all of its terms and conditions, without any other notice to or from either party to the other.

SECTION 18.04. Right of Possession. Upon or after any one or more Events of Default or Deliberate Events of Default; or if the notice provided for above in
Section 18.03 hereof shall have been given and this Lease shall be terminated; or if the Demised Premises became vacant or deserted; then, in all or any of such events, in addition to, and not in lieu of, all other remedies of Landlord, Landlord may without notice terminate all services (including, but not limited to, the furnishing of utilities) and/or re-enter the Demised Premises by summary proceeding or otherwise dispossess Tenant and the legal representative of Tenant or other occupant of the Demised Premises, and remove their effects and repossess and enjoy the Demised Premises, together with all alterations, additions and improvements, all without being liable to prosecution or damages therefor.

SECTION 18.05. Additional Remedies of Landlord.

     (a) In the event of any Event of Default, Deliberate Event of Default, re-entry, termination and/or dispossession by summary proceedings or otherwise, in addition to, and not in lieu of, all other remedies which Landlord has under this Lease, at law or in equity: (1) the Fixed Minimum Rent shall become due thereupon and be paid up to the time of such re-entry, dispossession and/or expiration; and (2) Landlord may relet the Demised Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease, and may grant concessions or free rent and (3) Tenant or the legal representative of Tenant shall also pay Landlord at Landlord's option and whether or not Landlord has terminated or canceled this Lease, either liquidated damages calculated by the formula set forth in Section 17.02 hereof and the other damages referred to in Section 17.02(b), or as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, for each month of the period which would otherwise have constituted the balance of the term, the excess, if any, of the sum of one monthly installment of Fixed Minimum Rent, the monthly portion of the payment of Tax Rent that would have been payable for the period in question but for such re-entry or termination, the monthly payment of Tenant's current proportionate share of Operating Costs over the net amount, if any, of the rents actually collected on account of the lease or leases of the Demised Premises for such month. The refusal or failure of Landlord to relet the Demised Premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency the damages set forth in Section 17.02(a) hereof and such expenses as Landlord may incur in connection with reletting, such as court costs, attorney's fees and disbursements, brokerage, and management fees and commissions, cost of putting and keeping the Demised Premises in good order and costs of preparing the Demised Premises for reletting as hereinafter provided. Any such liquidated damages shall be paid in monthly installments by Tenant on the day specified in this Lease for the payment of Fixed Minimum Rent and any action brought to collect the amount of deficiency for any month shall not prejudice in any way either the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding, or the rights of Landlord to elect to collect liquidated damages calculated by the formula set forth in Section 17.02 hereof, provided only that such liquidated damages shall be reduced by the amount, if any, of monthly liquidated damages collected by Landlord minus the actual cost (including attorney's fees and costs) of collecting such monthly liquidated damages. Landlord, at Landlord's option, may make such alterations, repairs, replacements and/or decorations in the Demised Premises as Landlord in Landlord's sole judgment considers advisable and necessary for the purpose of reletting the Demised Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the Demised Premises, or in the event that the Demised Premises are relet, for failure to collect the rent thereof under such reletting.

     (b) In lieu of the damages provided in Section 18.05(a), Landlord shall be entitled to: any and all rental arrearages, all such expenses as Landlord may incur in connection with the collection of such liquidated damages, such as court costs and reasonable attorney's fees, and disbursements (if any) necessary to return the Premises to the same condition of cleanliness, repair and order as the Premises were in upon the commencement of business under this Lease (excluding Tenant's personal property), reasonable wear and tear excepted, plus the lesser of: (i) two (2) times the sum of the then current annual Fixed Minimum Rent and all additional rent or (ii) a sum equal to the Fixed Minimum Rent and all additional rent multiplied by the number of months and/or fractional months which would have constituted the balance of the term.

     (c) In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right or injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedies under this Lease, or now or hereafter existing at law or in equity or by statute.

     (d) Tenant hereby expressly waives the service of notice of intention to re-enter or to institute legal proceedings to that end and any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Demised Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

     Notwithstanding anything herein to the contrary, Landlord shall use commercially reasonable efforts to mitigate its damages.

SECTION 18.06. Confession of Judgment. When this Lease shall be terminated or canceled by reason of the breach of any provision hereof, either during the original term of this Lease or any renewal thereof and after the expiration of the applicable notice period, and also as soon as the term hereby created or any renewal thereof shall have expired, it shall be lawful for any attorney as attorney for Tenant to file an agreement for entering in any court of competent jurisdiction, confession of judgment in ejectment against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the Demised Premises, for which this Lease or a true and correct copy thereof shall be his sufficient warrant; whereupon, if Landlord so desires, a writ of possession may issue forthwith, without any prior writ or proceedings whatsoever, and provided that if for any reason after such action shall have been commenced, the same shall be terminated and possession remain in or be restored to Tenant, Landlord shall have the right upon any subsequent default or defaults, or upon the termination or cancellation of this Lease as hereinbefore set forth, to bring one or more actions as hereinbefore set forth to recover possession as aforesaid.

SECTION 18.07. Waivers.

     Tenant expressly waives:

     (a) The benefit of all laws, now or hereafter in force, exempting any goods on the Demised Premises, or elsewhere, from distraint, levy or sale in any legal proceedings taken by Landlord to enforce any rights under this Lease.

     (b) The benefit of all laws now made or which may hereafter be made regarding any limitation as to the goods upon which, or the time within which, distress is to be made after the removal of goods, and further relieves Landlord of the obligation of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Tenant, whether upon the Demised Premises or not, shall be liable to distress for rent.

     (c) The right to issue a writ of replevin for the recovery of any goods seized under a distress for rent or levy upon an execution for rent, damages or otherwise.

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

     (d) The right to delay execution on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this Lease and any right to have the same appraised, and Tenant authorizes any Prothonotary or clerk to enter a writ of execution or other process upon Tenant's voluntary waiver and further agrees that said real estate may be sold on a writ of execution or other process.

     (e) All rights under any law, ordinance or statute relating to Landlord and Tenant rights to the extent of hereby authorizing the sale of any goods distrained for rent at anytime after seven (7) days from said distraint without appraisement and condemnation thereof.

     (f) The right to three (3) months notice and/or fifteen (15) or thirty (30) days notice required under certain circumstances by the Landlord and Tenant Act of 1951, hereby agreeing that seven (7) days notice shall be sufficient in either or any such case.

                                   ARTICLE XIX
                                TENANT'S PROPERTY

SECTION 19.01. Taxes on Leasehold. Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind owned by Tenant or placed in, upon or about the Leased Premises by Tenant, whether such taxes shall be assessed against and billed to Tenant or shall be incorporated in the tax base upon which taxes of Landlord shall be calculated.

SECTION 19.02. Waiver as to Loss and Damage. Unless caused by the negligence or willful misconduct of Landlord, neither Landlord nor Agent shall be liable for any damage to property of Tenant or of others located on the Leased Premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Unless caused by the negligence or willful misconduct of Landlord, neither Landlord nor Agent shall be liable for any injury or damage to persons or property resulting from fire, explosion, collapse, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Leased Premises or of the Shopping Center or from the pipes, sprinklers, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or from any other cause of whatsoever nature. Unless caused by the negligence or willful misconduct of Landlord, neither Landlord nor Agent shall be liable for any such damage caused by other tenants or persons in the Leased Premises, occupants of adjacent property, of the Shopping Center, or the public, or caused by operations in construction of any private, public or quasi-public work. Neither Landlord nor Agent shall be liable for any latent defect in the Leased Premises or in the building of which they form a part except for a period of one (1) year from the date the first tenant takes possession of the Leased Premises. All property of Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord and Agent harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers, unless such damage shall be caused by the willful act or negligence of Landlord or Agent occurring after the Commencement Date. Except as specifically provided herein to the contrary, this Section and the waiver herein contained shall pertain to matters existing before as well as after the execution of this Lease and the Commencement Date.

     In addition to the foregoing waivers, Landlord and Tenant agree that in the event the Demised Premises, or the building or Shopping Center of which the Demised Premises are a part, or the contents of the Demised Premises, are damaged or destroyed by fire or other insured casualty, the rights, claims, and causes of action, if any, of either party against the other with respect to recovery for such damage or destruction are hereby waived to the extent that such damage or destruction is covered by such insurance, and Landlord and Tenant agree that all policies of fire and extended coverage insurance carried by Landlord and Tenant covering the Demised Premises or the building or Shopping Center of which the Demised Premises are a part, or the contents of the Demised Premises, shall to the extent possible without additional cost contain a clause or endorsement in the usual form evidencing such waiver of subrogation.

SECTION 19.03. Notice by Tenant. Tenant shall give immediate notice to Landlord in case of fire or accidents in the Leased Premises or in the building of which the premises are a part.

                                   ARTICLE XX
                                  MISCELLANEOUS

SECTION 20.01. Access by Landlord. Upon reasonable notice (except in the case of an emergency in which case no notice is required) Landlord may at all reasonable times during the term of this Lease enter to inspect the Demised Premises and/or may show the Demised Premises and building to others. At any time within one (1) year immediately preceding the expiration of the term of this Lease, Landlord shall have the right to display on the exterior of the Demised Premises (but not so as to unreasonably obstruct the view thereof or access thereto) the customary "For Rent" sign and during such period Landlord may show the premises and all parts thereof to prospective tenants between the hours of 9:00 a.m. and 9:00 p.m. on any day except Sunday and any legal or religious holiday on which Tenant shall not be open for business. Landlord also reserves the right after reasonable (being not less than twenty-four (24) hours) notice of intention to so enter (except that in the event of an emergency, no notice shall be required) to enter the premises at any time and from time to time to make such repairs, additions or alterations as it may deem necessary for the safety, improvement or preservation thereof, or of the building in which the Demised Premises is contained, but Landlord assumes no obligation to do so, and the performances thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord shall in no event be liable for any inconvenience, disturbances, loss of business or other damage to Tenant by reason of the performance by Landlord of any work in, upon, above or under the Demised Premises. If tenant shall have vacated or deserted the Demised Premises or, in the event of an emergency, or if in any other instance after Landlord has given notice of Landlord's intention to enter, Tenant or Tenant's employees shall not be personally present to permit an entry into the Demised Premises, then in any such event, Landlord or its agents or employees may enter the same by the use of force or otherwise without rendering Landlord liable therefor, and without in any manner affecting Tenant's obligations under this Lease. The exercise of any such reserved right by Landlord shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises and shall not render Landlord liable in any manner to Tenant or to any other person except Landlord shall be responsible for damage caused as a result of Landlord's entry through use of force, nor shall the same constitute any grounds for an abatement of any rent hereunder.

SECTION 20.02. Holding Over. Should Tenant hold over in possession of the Demised Premises after the expiration of the term hereof without the execution of a new lease agreement or extension or renewal agreement, Tenant, at the option of Landlord, shall be deemed to be occupying the Demised Premises from month to month, subject to such occupancy being terminated by Landlord upon ten
(10) days written notice, at the rental, including, but not limited to, Fixed Minimum Rent, Tax Rent, Tenant's proportionate share of Operating Costs, and additional rent all calculated, from time to time, as though the term of Lease had continued and otherwise subject to all of the other terms, covenants and conditions of the Lease insofar as the same may be applicable to a month to month tenancy.

SECTION 20.03. Successors. All rights, obligations and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, trustees, receivers, legal representatives, successors and assigns of the said parties; and if there shall be more than one (1) tenant, they shall all be bound jointly and severally by the terms, covenants, and agreements herein. No rights, however, shall inure to the benefit of any assignee, legal representative, trustee, receiver, legatee or other personal representative of Tenant unless the assignment to such party has been approved by Landlord in writing as provided in Section 13.01(a) hereof.

SECTION 20.04. Quiet Enjoyment. So long as Tenant shall pay the rents herein provided within the respective times provided therefor, and provided and so long as Tenant observes and performs all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Demised Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease. Laurel Mall Associates' liability under this Section shall cease upon a conveyance by Landlord of the Premises.

SECTION 20.05. Waiver. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver or any subsequent breach of the same or a waiver of any other term, covenant or condition herein contained. The subsequent acceptance by Landlord of rent due hereunder or any or all other monetary obligations of Tenant hereunder, whether or not denoted as rent hereunder, shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to make the particular payment so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing and executed by Landlord.

SECTION 20.06. Custom and Usage. Any law, usage or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the covenants and conditions of this Lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Landlord in refraining from so doing at any time or times with respect to the Tenant hereunder or with respect to other tenants of the Shopping Center. The failure of Landlord at any time or times to enforce its rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this Lease or as having in any way or manner modified the same.

SECTION 20.07. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than any payment of rent or additional rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent or additional rent then due and payable, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease, at law or in equity.

SECTION 20.08. Performance of Tenant's Covenants. Tenant covenants and agrees that it will perform all agreements and observe all covenants herein expressed on its part to be performed and observed and that it will promptly, upon receipt of written notice specifying action desired by Landlord in connection with any such agreement or covenant, comply with such notice if the requested action is consistent with the terms of this Lease; and further, that if Tenant shall not comply with any such notice to the satisfaction of Landlord prior to the date on which such noncompliance would constitute an Event of Default, in addition to, and not in lieu of or in limitation of any other remedy which Landlord may have pursuant to this Lease, at law or in equity, Landlord may, but shall not be obligated to, enter upon the premises and do the things specified in said notice. Landlord shall have no liability to Tenant for any loss or damage resulting in any way from such action and Tenant agrees to pay upon demand, as additional rent, any expense incurred by Landlord in taking such action. Notwithstanding the foregoing, Landlord's performance of any or all of Tenant's covenants shall not release Tenant from liability for nonperformance.

SECTION 20.09. Entire Agreement. The Indenture of Lease, the Lease Agreement the Exhibits and Rider, if any, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as herein set forth. All prior communications, negotiations, arrangements, representations, agreements and understandings, whether oral, written or both, between the parties hereto, and their representatives, are merged herein and extinguished, this Lease superseding and canceling the same. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and executed by the party against which such subsequent alteration, amendment, change or modification is to be enforced. If any provision contained in any Rider hereto is inconsistent with any printed provisions of this Lease, the provisions contained in such Rider shall supersede said printed provision. Tenant hereby acknowledges that: (a) this Lease contains no restrictive covenants or exclusives in favor of Tenant; (b) this Lease shall not be deemed or interpreted to contain, by implication or otherwise, any warranty, representation or agreement on the part of Landlord that any regional or national chain store or any other merchant shall open for business or occupy or continue to occupy any premises in or adjoining the Shopping Center during the term of this Lease or any part thereof and Tenant hereby expressly waives all claim with respect thereto and acknowledges Tenant is not relying on any such warranty, representation or agreement by Landlord either as a matter of inducement in entering into this Lease or as a condition of this Lease or as a covenant by Landlord.

SECTION 20.10. No Partnership. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

SECTION 20.11. Notices. All payments of rent and any and all other monetary obligations of Tenant accruing hereunder, whether or not denoted as rent, shall be paid to Agent at Plymouth Plaza, 580 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462, until Tenant is notified otherwise in writing, and all notices given to Landlord hereunder shall be in writing and forwarded to it at such address, postage prepaid, by certified mail, return receipt requested. All notices to Tenant shall be in writing and shall be deemed to have been duly given (a) on the date of receipt if (i) personally delivered or (ii) delivered by a recognized overnight courier (with receipt required) or
(b) three (3) days after mailing with adequate postage by certified mail, return receipt requested, addressed to Tenant at the address set forth in the Indenture of Lease, the address of the Leased Premises, or at such other address as Tenant may hereafter designate to the Landlord in writing with a copy to Steven J. Weingarten, Esquire; McNees, Wallace & Nurick, 100 Pine Street, Harrisburg, Pennsylvania 17108. Notices by Landlord may be given on its behalf by Agent or by an attorney for Landlord or Agent.

SECTION 20.12. Captions. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

SECTION 20.13. Tenant Defined; Use of Pronoun. The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural number where there is more than one Landlord or Tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

SECTION 20.14. Negation of Personal Liability. Notwithstanding anything contained herein to the contrary, Tenant agrees that Landlord shall have no personal liability with respect to any of the provisions of this Lease and Tenant shall look solely to the estate and property of Landlord in the land and buildings comprising the Shopping Center of which the Demised Premises forms a part for the satisfaction of Tenant's remedies, including without limitation, the collection of any judgment or the enforcement of any other judicial process requiring the payment or expenditure of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed and/or performed by Landlord, subject however, to the prior rights of any holder of any mortgage covering all or part of the Shopping Center, and no other assets of Landlord or any principal of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and in the event Tenant obtains a judgment against Landlord, the judgment docket shall be so noted. This Section shall inure to the benefit of Landlord's successors and assigns and their respective principals.

SECTION 20.15. Liability of Agent. Montgomery Realty Company, in its capacity as Agent, is acting as Agent only and in such capacity shall not in any event be held liable to the Landlord or to Tenant for the fulfillment or nonfulfillment of any of the terms, covenants or conditions of this Lease or for any action or proceedings that may be taken by Landlord against Tenant, or by Tenant against Landlord. Any waiver of Landlord's liability hereunder, including any waiver of subrogation rights shall apply with equal force and effect to such Agent.

SECTION 20.16. Effect of Governmental Limitations on Rents and Other Charges. In the event that any law, decision, rule or regulation of any governmental body having jurisdiction shall have the effect of limiting for any period of time the amount of rent or other charges payable by Tenant to any amount less than that otherwise provided pursuant to this Lease, the following amounts shall nevertheless be payable by Tenant: (a) throughout such period of limitation, Tenant shall remain liable for the maximum amount of rent and other charges which are legally payable (without regard to any limitation to the amount thereof expressed in this Lease except that all amounts payable by reason of this Section 20.16 shall not in the aggregate exceed the total of all amounts which would otherwise be payable by Tenant pursuant to the terms of this Lease for the period of limitation), (b) at the termination of such period of limitation, Tenant shall pay to Landlord, on demand but only to the extent legally collectible by Landlord, any amounts which would have been due from the Tenant during the period of limitation but which were not paid because of such limiting law, decision, rule or regulation, and (c) for the remaining term of this Lease following the period of limitation, Tenant shall pay to Landlord all amounts due for such portion of the term of this Lease in accordance with the terms hereof calculated as though there had been no intervening period of limitation.

SECTION 20.17. Partial Invalidity; Separate Covenants. If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant and condition of this Lease shall be valid and be enforced to the fullest extent permitted by law. Furthermore, each covenant, agreement, obligation and other provision contained in this Lease is, and shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, and not dependent on any other provision of this Lease unless expressly so provided.

SECTION 20.18. Recording. Tenant shall not record this Lease without the written consent of Landlord. If either party requests, the parties shall execute and acknowledge a short or memorandum form of lease for recording purposes which shall be recorded at the requesting party's expense.

SECTION 20.19. Brokerage Commission. Tenant represents and warrants to Landlord that Tenant has had no dealing, negotiations or consultations with respect to the premises, the Shopping Center or this transaction with any broker or finder except Agent and that with the exception of Agent no broker or finder called the premises or any other space in the Shopping Center to Tenant's attention for lease. In the event that any other broker or finder other than Agent claims to have submitted the premises or any other spaces in the Shopping Center to Tenant, to have induced Tenant to lease the premises or to have taken part in any dealings, negotiations or consultations with respect to the premises, the Shopping Center or this transaction, Tenant will be responsible for and will defend, indemnify and save Landlord and Agent harmless from and against all costs, fees (including without limitation attorneys fees) expenses, liabilities and claims incurred or suffered by Landlord and/or Agent as a result thereof.

SECTION 20.20. Construction. It is the intent of the parties hereto that if any term, covenant, condition or agreement of this Lease is capable of two or more constructions, one or more of which would render the provision void, and the other or others of which would render the provision valid, then the provision shall have the meaning or meanings which would render it valid.

SECTION 20.21. Submission of Lease to Tenant. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Demised Premises, nor confer any rights or impose any obligations upon either party until the execution thereof by Landlord and the delivery of an executed original copy thereof to Tenant or its representative.

SECTION 20.22. Force Majeure. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials resulting from reasons other than insufficient financial resources, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reasons of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such acts shall be excused for the period of the delay and the period for the performance of any such acts shall be extended for a period equivalent to the period of such delay. The provisions of this Section 20.22 shall not excuse Tenant from the prompt payment of rent, additional rent or any other payments required by the terms of this Lease.

SECTION 20.23.  Cost of Living.  Deleted.

SECTION 20.24. Collection Fees. In the event Landlord engages the services of an attorney to collect any rent or other sum when due hereunder or to enforce the provisions of this Lease for Tenant's failure to keep and perform any other term, covenant or condition of this Lease, then the costs associated with such services including a reasonable attorney's fee shall be the responsibility of Tenant, payable to Landlord upon written demand as additional rent in accordance with the provisions of Section 2.04 hereof.

SECTION 20.25. Hazardous Material.

     (a) As used herein, the term "hazardous material" means any hazardous or toxic substance, material or waste (including, without limitation, asbestos) which, subsequent to Tenant taking possession of the Leased Premises, is determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property and/or the use and/or disposal of which is regulated by any governmental authority. If the Leased Premises, any equipment, trade fixtures or other mechanical apparatus therein contains any hazardous material (other than in accordance with and as permitted by applicable law), introduced by Tenant, its agents, contractors or employees, Landlord, at its election, shall have the right to (i) cause Tenant to remove and properly dispose of same, all at Tenant's sole cost and expense and in compliance with the provisions hereof, or (ii) perform the removal and disposal thereof itself, in which event Tenant shall reimburse Landlord, on demand, for the cost incurred by Landlord in doing so and securing the certifications referred to below. Tenant shall not cause or permit any hazardous material to be brought upon, kept or used in or about the Leased Premises by Tenant, its agents, employees, contractors or invitees (other than in accordance with and as permitted by applicable law).

     (b) If Landlord requires Tenant to remove the hazardous material introduced by Tenant, its agents, contractors or employees, Tenant shall retain the services of an environmental engineer and a contractor, both of whom must be previously approved in writing by Landlord. Tenant shall submit to Landlord for approval the insurance certificates of Tenant's environmental engineer and contractor, a written removal plan and detailed plans and specifications which shall disclose, without limitation, the dates on which such work is to be performed and the steps to be taken to protect the public, all public areas in the Center, and the HVAC, water, sanitary and storm systems from contamination during the removal and disposal process. No work disclosed in the removal plan shall be commenced until Landlord has approved all aspects of such removal and disposal process and Tenant shall only perform such work in strict accordance with the process as approved by Landlord. Tenant shall close for business while such work is being performed. Landlord reserves the right to monitor the performance of such work from time to time and, if Landlord believes that such work is being done in a manner which permits hazardous material to escape from the Leased Premises or otherwise constitutes an unsafe condition, at Landlord's direction, Tenant shall immediately cease such work until such problem has been corrected to Landlord's satisfaction. Tenant shall replace any contaminated equipment or materials removed from the Leased Premises with new equipment or material performing the same function. If asbestos is removed from the premises, prior to replacing the asbestos with an approved fire retardant material, Tenant shall cause its consulting engineer to perform an air quality test in the Leased Premises and to certify the results thereof in a letter directed from such engineer to Landlord and Agent. Tenant shall not install such fire retardant or reopen for business, until the results of such air quality tests are accepted by Landlord. Tenant shall perform such further acts as may be required to make such results acceptable to Landlord. Upon Landlord's acceptance of the air quality test, Tenant shall install the fire retardant material and promptly reopen for business.

     (c) If Landlord elects to perform the removal of the hazardous material from the Leased Premises, Landlord shall so notify Tenant of Landlord's anticipated commencement date of such work and Tenant shall close for business not later than such date and remain closed until notified by Landlord to reopen where upon Tenant shall promptly reopen for business. If Landlord performs such work it shall do so in compliance with all applicable codes, laws and governmental requirements. If directed to do so by Landlord, Tenant shall remove such of its goods, wares, personal property and trade fixtures as shall be required by Landlord for the completion of such work of Landlord, its contractors and subcontractors, and may relocate the same within the Demised Premises or elsewhere in the Center during the performance of such work. Neither Landlord, Agent nor their contractors or subcontractors shall be liable to Tenant in any regard for any damage to or loss of such items or for any other acts occurring in the Leased Premises during the performance of such work.

     Landlord warrants and represents that, to the best of its knowledge, as of the execution of this Lease, there exist no hazardous materials (as defined herein) in the Premises.

Section 20.26. Agent Commission. It is agreed between Landlord and Agent that the Agent is due a Real Estate Commission as a result of the execution of this Lease, said commission to be paid to Agent by Landlord, Landlord's beneficiary or successor in interest to this Lease, pursuant to the terms of a management and leasing agreement. Tenant shall have no responsibility for the payment of said commission.

                                   ARTICLE XXI
                                SECURITY DEPOSIT

SECTION 21.01. Use and Return of Deposit. In the event of the failure of Tenant to pay any rent or other sum when due hereunder or to keep and perform any other term, covenant or condition of this Lease to be kept and performed by Tenant, then at the option of Landlord said Landlord may, either with or without terminating this Lease, appropriate and apply said entire deposit, or so much thereof as may be necessary to the payment of any such overdue rent or other sum or to the compensation of Landlord for all loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum deposited and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. The security deposit, which is the property of Landlord, will be returned without interest to Tenant (or in the event Tenant's interest hereunder shall have been assigned with Landlord's consent, to such assignee) less any depletion because of default on the part of Tenant or such assignee, within thirty (30) days after written request by Tenant following the end of the term of this Lease or any renewal thereof or upon the earlier termination of this Lease.

SECTION 21.02. Transfer of Deposit. Landlord may deliver the funds deposited hereunder by Tenant to the purchaser of Landlord's reversionary interest in the Leased Premises in the event that such reversionary interest be sold and there upon Landlord shall be discharged from any further liability with respect to such deposit.

                                  ARTICLE XXII
                         ADVERTISING AND MARKETING FUND

SECTION 22.01. Change of Name. Tenant agrees to operate under the trade name referred to in the Indenture of Lease and not to change the name of the business operated in the Leased Premises or to conduct business at the Leased Premises under any additional advertised name without the prior written consent of Landlord which shall not be unreasonably withheld or delayed.

SECTION 22.02. Solicitation of Business. Tenant and Tenant's employees and agents shall not solicit business or distribute any handbills or other advertising matter in the parking or other common areas of the Shopping Center.

                     SECTION 22.03. Marketing Fund. Deleted.

                                   LAUREL MALL


     THIS INDENTURE OF LEASE, made on the 9th day of July, 1997, by ROYCE REALTY, INC., T/A MONTGOMERY GROUP AFFILIATES, a Pennsylvania corporation, with an address c/o Plymouth Plaza, 580 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462 (hereinafter called "Agent") and LAUREL MALL ASSOCIATES, a Pennsylvania limited partnership, with an address at c/o PREIT, 455 Pennsylvania Avenue, Suite 135, Fort Washington, Pennsylvania 19034 (hereinafter called "Landlord"), and THE DOWNS OFF-TRACK WAGERING, INC., a Pennsylvania corporation, trading as "THE DOWNS AT HAZLETON", with an address at
P. O. Box 32, Exit 28 off Route I-81 Grantville, Pennsylvania 17028 (hereinafter called "Tenant").

                              W I T N E S S E T H:

     Leased Premises:

     Landlord hereby leases to Tenant and Tenant hereby rents from Landlord, the store premises (hereinafter called the "Premises," "Leased Premises" or "Demised Premises") designated on the attached plan (Exhibit "A") as STORE NUMBER A-2 AND B erected in THE LAUREL MALL (hereinafter called "Center" or "Shopping Center"), located at Route 93 and Airport Road, Hazle and Sugarloaf Townships, Luzerne County, Pennsylvania, the said Leased Premises being measured and described approximately by the outside building walls and middle of shared walls as follows:

     FRONT:      ONE HUNDRED FORTY FEET ZERO INCHES            (140'0")
     DEPTH:      ONE HUNDRED FIFTY FEET ZERO INCHES--IRREGULAR (150'0")
     TOTAL AREA: THIRTEEN THOUSAND SQUARE FEET--IRREGULAR      (13,000 SQ.FT.)

     together with the right to the nonexclusive use, in common with others entitled to use same, of all such automobile parking areas, driveways, courts, corridors and footways, loading facilities and other facilities as may be designated by Landlord on Exhibit "A" attached hereto, subject however to the terms and conditions of this Indenture of Lease and the Lease Agreement attached hereto and made part hereof (hereinafter collectively referred to as "Lease"), and the reasonable rules and regulations, uniformly enforced, for the use thereof as described from time to time by Landlord. In the event that the actual total area of the Demised Premises when fully constructed, as determined by Landlord's architect or engineer, shall be different from the total area set forth above, the actual total area shall be substituted for the area above stated for all purposes under this Lease, and the Fixed Minimum Rent, percentage rent gross receipts base, Taxes, Common Area Maintenance and Marketing Fund stated herein shall each be proportionately adjusted. The methodology the architect shall use in determining the square footage shall be center-line to center-line for side dimensions and the front and rear dimensions shall include the thickness of the store front depth and the rear wall, respectively.

     Length of Term.

     The term of this Lease shall be for TEN (10) YEARS, plus the period if any between the commencement date established pursuant to Section 1.01 of the attached Lease Agreement, if it falls on a day other than the first day of a month, and the first day of the first full calendar month in the term. Notwithstanding the foregoing, Tenant shall be bound by all of the provisions of this Lease, from the date of the first occupancy of the Leased Premises by Tenant or its agents for any purpose prior to the Commencement Date.

     Minimum Rent.

     The Fixed Minimum Rent for each Lease Year of the term of this Lease shall be as follows:

       YEAR           ANNUAL REPORT          MONTHLY RENTAL
       ----           -------------          --------------
       1-5             $  97,500.00              $ 8,125.00
       6-10             $107,250.00               $8,937.50

     Prepared By:   Carol S. DeLeon
     Date:          June 5, 1997
     Revised:       July 1, 1997
     Agent:         Michael Palladino

     Fixed Minimum Rent shall be payable on or before the first day of each month, in advance, at the office of agent or at such other place as may be designated by Landlord from time to time, without any prior demand therefor and without any deduction or setoff whatsoever. In the event that the term of this Lease shall commence on a day other than the first day of a month, Tenant shall pay Fixed Minimum Rent in advance for the fractional month on a per diem basis calculated on the basis of a Thirty (30) day month.

     Percentage Rent. Deleted.

     Use of Premises.

     Tenant shall use the leased premises, subject to the provisions of Article V of the Lease Agreement attached hereto, solely for the purpose of conducting the business of: the operation of an off-track wagering facility with a restaurant serving food and alcoholic beverages for on-premises consumption only, and for no other purposes whatsoever. To the best of Landlord's knowledge, Tenant's use is not prohibited by any current tenant use restriction.

     Renewal Option.

     Provided that Tenant at the time of the exercise of this Renewal Option herein granted is not then in default in the performance of any term, covenant, condition or agreement provided for in this Lease Agreement, Tenant shall have the right, option and privilege of extending the term of this Lease Agreement for TWO (2) additional FIVE (5) YEAR terms. The said Renewal Options to extend this Lease shall be exercised by Tenant serving written notice to Landlord seven
(7) months
prior to the expiration date of the then current term.

     a) The Fixed Minimum rental during each year of the first Renewal Option period shall be:

       YEAR                      ANNUAL REPORT                   MONTHLY RENTAL
       -----                     -------------                   --------------
       11-15                       $118,300.08                       $ 9,858.34

     b) The Fixed Minimum rental during each year of the second Renewal Option period shall be:

       YEAR                      ANNUAL REPORT                   MONTHLY RENTAL
       -----                     -------------                   --------------
       16-20                       $130,000.08                       $10,833.34

     Except as herein provided, all of the terms, covenants and conditions of this Lease Agreement pertaining to the initial term hereof shall equally pertain in all respects to any and all renewals and extensions of this Lease Agreement except that Tenant shall have no further renewal options following the expiration of the second Renewal Option.

     Security Deposit.

     Tenant, contemporaneously with the execution of this Indenture of Lease by Tenant, has deposited with Landlord the sum of THIRTEEN THOUSAND DOLLARS ($13,000.00) receipt of which is hereby acknowledged by Landlord. This deposit of funds by Landlord shall have no binding force or effect on Landlord nor constitute in any way a reservation for space by Tenant unless and until Landlord executes and delivers this Lease Agreement to Tenant. Upon Landlord's execution and delivery, then the aforestated deposited funds shall become the property of Landlord and shall be held as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease by said Tenant to be kept and performed during the term hereof, subject to Article XXI of the Lease Agreement.

     Lease Documents.

     In addition to the Indenture of Lease and the Lease Agreement consisting of 30 pages, the following are attached to the Lease and are hereby incorporated in and made part of the Lease as fully as though set forth at length in the Lease:
Rider, Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit D-1, Exhibit E and Guaranty.

     (Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture of Lease to be duly executed the day and year first above written.

(Corporate Seal)                                ROYCE REALTY, INC.
                                                T/A MONTGOMERY GROUP AFFILIATES
                                                (Agent)




Attest: \s\                                     By:\s\
        -----------------------------              -----------------------------
        Louis P. Meshon, Secretary                 Louis P. Meshon, President

(Corporate Seal)                                LAUREL MALL ASSOCIATES
                                                By: LARMES, INC.
                                                A CORPORATE GENERAL PARTNER
                                                         (Landlord)

Attest: \s\                                     By:\s\
        -----------------------------              -----------------------------
                  Secretary                                    President

                                                LAUREL MALL ASSOCIATES
                                                By: MONTGOMERY DEVELOPMENT
                                                COMPANY, INC., A CORPORATE
                                                GENERAL PARTNER  (Landlord)


Attest: \s\                                     By:\s\
        -----------------------------              -----------------------------
        Louis P. Meshon, Secretary                 Louis P. Meshon, President



 (Corporate Seal)

                                                THE DOWNS OFF-TRACK WAGERING,
                                                INC., a Pennsylvania
                                                corporation  T/A "THE DOWNS AT
                                                HAZLETON" (Tenant)


Attest:                                         By:
        -----------------------------              -----------------------------
                Secretary                               WILLIAM J. BORK
                                                           President

                                    R I D E R

            IN THE EVENT OF ANY CONFLICT BETWEEN THE LEASE AGREEMENT
                     AND THE RIDER, THE RIDER SHALL PREVAIL

     RIDER to be annexed to and made part of the Lease Agreement by and between ROYCE REALTY INC., trading as MONTGOMERY GROUP AFFILIATES (hereinafter called "Agent"), Agent for LAUREL MALL ASSOCIATES, a Pennsylvania general partnership, (hereinafter called "Landlord"), and THE DOWNS OFF-TRACK WAGERING, INC., a Pennsylvania corporation, trading as "THE DOWNS AT HAZLETON", (hereinafter called "Tenant") for certain premises known and designated as STORE NUMBER A-2 and B located in THE LAUREL MALL.

1. RECAPTURE CONTINGENCY.

This Lease Agreement is specifically contingent upon Landlord's legal recapture of the Demised Premises from the current occupant within Ninety (90) days of the date of this Agreement. Should Landlord be unable to recapture said Premises within Ninety (90) days, this Lease Agreement shall become null and void and of no further force or effect.

2. RIDER TO MINIMUM RENT - INDENTURE OF LEASE.

Notwithstanding anything in the Lease to the contrary, and provided Tenant is not in default in its performance of any covenants and conditions of the Lease Agreement beyond any applicable cure period, it is agreed and understood between the parties that Tenant shall be granted a Ninety (90) Day Fixed Minimum Rent and additional rent abatement commencing on the Commencement Date and terminating Ninety (90) Days thereafter. Tenant's obligation to begin paying Fixed Minimum Rent and additional rent, as set forth in the Lease Agreement shall commence on the Ninety-First (91st) Day following the Commencement Date. Other than as stated in this Section, Tenant shall have no other right of rental offset or deduction. The entire amount of Fixed Minimum Rent and additional rent otherwise due and payable during the abatement period shall become immediately due and payable upon the occurrence of an event of default by Tenant under this Lease.

3. COMMON AREA MAINTENANCE CAP.

Notwithstanding anything herein or elsewhere to the contrary and excluding insurance and snow removal costs, after the first Lease Year, during which Tenant's contribution to Common Area Maintenance shall be fixed at One Dollar Forty Cents ($1.40), and then throughout the remaining term, Tenant's contribution to Common Costs of Operation and Maintenance shall not increase by more than FIVE PERCENT (5%) annually, over the sum due and payable by Tenant for the preceding year for Common Costs of Operation and Maintenance.

4. CONSIDERATION OF EARLY ACQUISITION OF THE DEMISED PREMISES.

Tenant, contemporaneously with the execution of this Lease, in consideration of the early acquisition of the Demised Premises, shall pay to Landlord the sum of Thirty Thousand Dollars

($30,000.00). Such contribution sum shall be held without interest and shall be returned to Tenant only in the event Landlord is unable to deliver possession of the Premises to Tenant in accordance with Rider #1. In all circumstances except the event that Landlord is unable to deliver possession of the Premises, said contribution shall remain the property of Landlord.

5. RESTAURANT REQUIREMENTS.

Tenant shall provide at its own cost and expense automatic sprinkler protection and CO5 fire extinguishers in all hoods and ducts in cooking areas of the Leased Premises, all approved by Underwriters Laboratories, Inc., and Landlord's fire insurance carrier. If any separate ventilation shall be required, Tenant shall furnish same at its own cost and expense. Landlord shall determine if any such ventilation equipment is required.

Tenant, at its sole cost and expense, shall install a rooftop mounted Grease Guard System around exhaust fan curbs to prevent grease and oil from covering and/or infiltrating rooftop systems. Said device is to be a minimum of four inches (4") deep and shall be cleaned by Tenant a minimum of two (2) times per year. Failure by Tenant to install and maintain such a device will result in Landlord installing and maintaining such device and invoicing Tenant for all costs involved.

Trash removal shall be on a daily basis in containers approved by Landlord as to placement and size of such containers. Tenant shall be required to remove all trash that emanates from Tenant's Premises from any of the common areas of the Center located within a fifty foot (50') radius of the Demised Premises at least twice daily. In addition, Tenant shall install at its own cost and expense on all sides of the Premises, trash receptacles of sufficient size to accommodate all of the containers, straws, paper plates, etc., used or consumed by patrons of Tenant's business.

If any special system is not installed in accordance with Landlord's approved plans, within thirty (30) days of Landlord's notice to do so, Tenant shall make the required changes so that the system shall be in accordance with the approved plans. If Tenant does not make such changes, within the aforesaid thirty (30) day period, Landlord's contractor may do so at Tenant's expense.

After installation, if any special equipment creates a nuisance (odors, leaks, temperature changes, etc.) or hazard within the Demised Premises or in any adjacent premises or common area, Tenant shall do whatever work is required by Landlord to correct the nuisance and/or hazards within thirty (30) days of Landlord's notice, otherwise, Landlord may perform such work at Tenant's expense.

6. LIQUOR LAW LEGAL LIABILITY INSURANCE.

Throughout the period Tenant is operating its business with an alcoholic beverage license, Tenant shall be required to maintain "liquor law legal liability insurance" with an insurance carrier licensed to do business in the Commonwealth of Pennsylvania and rated A- or better by Best rating, with minimum coverage of $1,000,000, at Tenant's sole cost and expense.

7. SECURITY OF THE DEMISED PREMISES.

A. Tenant, at Tenant's sole cost and expense, shall provide security at and around the Demised Premises during hours of Tenant's operation and until one-half (2) hour after Tenant's nightly closing.

B. Should Tenant fail to provide security in conformity with Section 7A of this Rider to Landlord's reasonable satisfaction, Landlord shall have the right to:
(i) provide security for Tenant and bill Tenant the cost of such security plus an additional fifteen percent (15%) administrative fee as additional rent, or
(ii) , after the expiration of the twenty (20) day notice period pursuant to
Section 18.01(b), treat such failure as an event of default under the Lease.

8. SATELLITE ANTENNAE.

Provided Tenant is not in default under the terms and conditions of the Lease, and subject to all applicable codes and regulations and Landlord's written approval of plans (which approval shall not be unreasonably withheld) Tenant shall have the right, at its sole cost and expense, to install roof-top or ground-mounted satellite antennae at a location approved by Landlord, provided Tenant supplies Landlord with certified and sealed engineering plans and specifications for Landlord's review for any work affecting the Premises' or Shopping Center's structure, and in the event any roof work is done, Tenant shall use only Landlord's approved roofing contractor. Tenant, at its sole cost and expense, shall be responsible for maintaining said satellite antennae and all appurtenances thereto in a good state of repair, shall be responsible for and indemnify Landlord for any and all damage whatsoever caused as a result of the satellite antennae (unless caused by Landlord's negligence or wilful misconduct), and upon expiration or earlier termination of the Lease, Tenant shall be responsible for removal of the satellite antennae, and the repair of any damage occasioned by such removal.

9. PARKING LIGHTING.

In the event Tenant requests Landlord to extend the period of time during which Landlord causes the parking lot adjacent to Tenant's building to be illuminated, Landlord shall extend the period of such illumination until 1:00 a.m., provided Tenant reimburses Landlord monthly for that portion of the parking lot lighting charge which corresponds to Tenant's requested extension. Landlord's determination of Tenant's portion of the parking lot lighting charge corresponding to the extended period of Tenant extended illumination shall be persuasive evidence of same. Tenant shall pay such charge within ten (10) days of receipt of Landlord's bill therefore, and such sum shall be deemed additional rent.

10. SIGNAGE.

A. PYLON.

Provided Tenant is not then in default under the terms and conditions of the Lease Agreement, should Landlord erect a pylon sign with respect to the strip portion of Laurel Mall, Tenant, at its sole cost and expense, and subject to all applicable codes and Landlord's approval, shall have the right to install its sign face on the main pylon sign, provided there are at lease three (3) positions available on such pylon sign. In the event Tenant is allowed a pylon sign slot position, Tenant shall pay Landlord a fee to be determined by Landlord as well as Tenant's proportionate share of the installation cost, within fifteen
(15) days of Tenant's receipt of an invoice therefor. Tenant shall be responsible for the maintenance, repair and removal upon expiration of earlier termination, of its pylon sign face.

B. ELECTRONIC MESSAGE BOARD ON MAIN PYLON.

Provided Tenant is not then in default under the terms and conditions of the Lease Agreement, Tenant shall have the right to run a message, subject to Landlord's reasonable approval, once every cycle to be determined by Landlord.

11. APPROVAL CONTINGENCY.

Provided Tenant is not then in default under the terms and conditions of the Lease Agreement beyond any applicable notice period pursuant to Section 18.01, should Tenant not receive approval from Pennsylvania Harness Racing Commission as well as other permits necessary for Tenant's use of and construction on the Premises contemplated by this Lease (collectively "Approvals") with sixty (60) days after the date hereof, Tenant shall have a one (1) time right to terminate this Lease, provided Tenant gives Landlord written notice of the exercise of such right on or before five (5) days following the expiration of such sixty
(60) day period. Tenant shall use its reasonable best efforts in securing the Approvals. Tenant agrees to copy Landlord on all material correspondence for the Approvals.

12. ASSIGNMENT AND SUBLETTING.

A. Notwithstanding the provisions of Article XIII, provided that Tenant at the time of its request for assignment is not then in default in the performance of any term, covenant, condition or agreement provided for in this Lease Agreement, Tenant may, with Landlord's approval and written consent, which approval and consent shall not be unreasonably withheld, assign this Lease to another tenant, provided proposed assignee has met the following requirements:

   (1) Proposed assignee must have business experience sufficient in Landlord's reasonable opinion to successfully operate an off-track wagering facility;

   (2) Proposed assignee shall demonstrate to Landlord a net worth equal to or greater than Tenant at the time of the request for Assignment;

   (3) At the time of Tenant's request of assignment, the Demised Premises shall be in substantially the same condition as when this Lease commenced. Proposed assignee agrees that Landlord may require remodeling of the Premises at proposed assignee's expense, however, such remodeling shall not occur before the end of the fifth (5th) year of the original term of this Lease;

   (4) Tenant and its Guarantor shall remain liable for the full remaining term for Fixed Minimum Rent and additional rent; and

   (5) Tenant shall pay to Agent, at the time of requesting such assignment, a non-refundable fee in the amount of ONE THOUSAND DOLLARS ($1.000.00).

B. Notwithstanding the foregoing and Article XIII, Landlord's consent to any assignment or sublease to an affiliate of Tenant or to the sale of all or substantially all of Tenant's outstanding stock, partnership interests or assets to an affiliate of Tenant shall not be required. The term "affiliate" shall mean any entity now or hereafter directly or indirectly in control of, controlled by or under common control with Tenant or its principals; or into which or with which Tenant intends to merge or consolidate. The terms "control", "controlled by", and "under common control with" shall mean, with respect to any entity, the possession of the power to direct or cause the direction of the management and policy of such entity, whether through the ownership of voting securities or contracts. Tenant agrees to provide to Landlord notice of any such assignment or sublease to an affiliate of Tenant.

13. TENANT BROCHURES.

Provided Tenant is not in default under the terms and conditions of the Lease Agreement, Tenant shall be permitted to display its professionally prepared and tasteful brochures in the enclosed mall's customer service center, in a manner and number to be reasonably determined by Landlord. Notwithstanding the foregoing, in the event Landlord no longer maintains an area for tenant promotional brochures in the customer service center, Tenant shall no longer be permitted to so display its brochures.

14. ROOF HATCH.

Provided Tenant is not in default under the terms and conditions of the Lease, and subject to all applicable codes and regulations and Landlord's written approval of plans (which approval shall not be unreasonably withheld) Tenant shall have the right, at its sole cost and expense, to install roof-top hatch at a location to be approved by Landlord, provided Tenant supplies Landlord with certified and sealed engineering plans and specifications for Landlord's review for any work affecting the Premises' or Shopping Center's roof, and all roof work shall be done by Landlord's approved roofing contractor. Tenant, at its sole cost and expense, shall be responsible for maintaining said roof hatch and all appurtenances thereto in a good state of repair, shall be responsible for and indemnify Landlord for any and all damage whatsoever caused by the roof hatch, and upon expiration or earlier termination of the Lease, Tenant shall be responsible for removal of the hatch is Landlord requires, and Tenant shall repair any damage occasioned by such removal.

                                    GUARANTY

     THIS GUARANTY ("Guaranty"), made this 9th day of July, 1997, by PENN NATIONAL GAMING, INC., a Pennsylvania corporation, with an address of Exit 28 of Route I-81, Grantville, Pennsylvania 17028 (the "Guarantor") to and in favor of LAUREL MALL ASSOCIATES, a Pennsylvania limited partnership, with a principal office located at c/o Montgomery Group Affiliates, Plymouth Plaza, 580 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462 (the "Landlord").

                              W I T N E S S E T H:

     WHEREAS, Landlord and THE DOWNS OFF-TRACK WAGERING, INC., a Pennsylvania corporation, trading as "THE DOWNS AT HAZLETON", with an address at P. O. Box 32, Exit 28 off Route I-81 Grantville, Pennsylvania 17028 (the "Tenant"), simultaneous with the execution of this Guaranty, are executing and entering into a certain Lease Agreement of even date herewith (the "Lease"), for the lease of approximately THIRTEEN THOUSAND SQUARE FEET (13,000 SQ. FT.) (the "Premises") within a building which is part of the buildings and other improvements located on certain real property known as LAUREL MALL (the "Center").

     NOW, THEREFORE, for the purpose of inducing Landlord to execute and enter into the Lease, and intending to be legally bound hereby, the Guarantor, hereby agree as follows:

     1. Lease. The terms, conditions, and provisions of the Lease are incorporated herein by reference as if fully set forth herein. A copy of the Lease is attached hereto, made a part hereof, and labelled Exhibit "A". The capitalized terms used herein are not otherwise defined shall have the same meanings ascribed to them in the Lease.

     2. Representations and Warranties of the Guarantor. The Guarantor hereby warrant, certify and represent to Landlord the following:

        2.1 That the Lease has been duly authorized and constitutes the legal, valid and binding obligations of Tenant, enforceable against Tenant in accordance with its terms.

        2.2 That the representations made by Tenant within or in connection with the Lease are true and correct as of the date hereof.

        2.3 That any financial statements heretofore delivered by Guarantor to Landlord are true and correct in all respects and fairly present Guarantors' respective financial conditions as of the respective dates thereof, and that no material adverse changes have occurred in Guarantors' respective financial conditions reflected therein since the respective dates thereof.

        2.4 That Guarantor assumes full responsibility for keeping fully informed of the financial condition of Tenant and of all other circumstances affecting Tenant's ability to perform its obligations under the Lease, and Landlord will have no duty to report to Guarantor any information which Landlord receives about Tenant's financial condition or any such other circumstances.

        2.5 That Guarantor has received and will receive substantial benefit from the execution and delivery of the lease and this Guaranty, and that such execution and delivery are in the interests of Guarantor.

     3. Unconditional Guaranty. The Guarantor, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby unconditionally and irrevocably guaranty to Landlord the following:

        (a) The full, faithful and punctual payment, and not merely collection, when due, whether by acceleration or otherwise, of Fixed Minimum Rent, Taxes, Operating Costs, additional rent, and of all other sums (including all interest, attorneys' fees, costs and expenses) due from tenant to Landlord under and pursuant to the lease and under and pursuant to all modifications, renewals and extensions thereof and thereto.

        (b) The full, faithful and punctual performance by Tenant of all of Tenant's obligations under the Lease and all modifications, renewals and extensions thereof and thereto.

        (c) The payment of all sums due for, and all claims made with respect to, labor or materials, or both, performed or furnished in connection with the construction of Tenant's Work.

        (d) The prompt release of record of any mechanic's lien or liens recorded against the Premises or any portion thereof.

        (e) The payment of all legal and other costs and expenses paid or incurred by Landlord in enforcing this Guaranty and in enforcing its rights under the Lease. Until paid, all such fees, costs and expenses shall bear interest at the rates provided in the event of a default under the Lease.

     4. No Defenses. The Guarantor will cause Tenant to maintain and preserve the Lease and will not permit any action (other than the actual performance in accordance with the provisions of the Lease) or inaction of any kind or whatsoever which may constitute the basis for an assertion that any of the Guarantor has any defense to its obligations under this Guaranty.

        4.1 Deleted.

     5. Independent Obligations. Guarantor's obligations under this Guaranty are independent of those of Tenant. Landlord may bring a separate action against any one or more Guarantor without first proceeding against Tenant or any other person or any security held by Landlord and without pursuing any other remedy. Landlord's rights under this Guaranty will not be exhausted by any other action by Landlord until full and complete payment and performance by Tenant or the Guarantor as referred to in paragraph 3 hereof. Each Guarantor expressly agrees that the validity of this Guaranty shall in no way be terminated, affected or impaired by reason of the institution or the failure to institute by Landlord of any such action or proceeding or the exercise or failure to exercise by Landlord of any such other right or remedy.

     6. Suretyship. This Guaranty shall constitute an agreement of suretyship and guaranty and shall constitute an absolute and unconditional undertaking by the Guarantor, as surety, with respect to the payments and performance by Tenant and referred to in paragraph 3 hereof.

     7. Waivers. Each Guarantor hereby waives:

        (i) any right or claim of right to cause a marshalling of Tenant's assets or to cause Landlord to proceed against any of the security held by Landlord before proceeding against any Guarantor;

        (ii) any and all legal requirements that Landlord shall institute any action or proceeding at law or in equity against Tenant or anyone else, with respect to the Lease or with respect to any other security held by Landlord, as a condition precedent to bringing any action against the Guarantor upon this Guaranty;

        (iii) notice of acceptance of this Guaranty;

        (iv) deleted;

        (v) any defense based upon any legal disability of Tenant or any discharge or limitation of the liability of Tenant to Landlord, whether consensual or arising by operation of law or any bankruptcy, insolvency, or debtor-relief proceeding, or from any other cause;

        (vi) deleted;

        (vii) all rights of subrogation, all rights to enforce any remedy that Landlord may have against Tenant and all rights to participate in any security held by Landlord for the payment and performance required by Tenant and/or under the Lease; and

        (viii) presentment and demand for payment, notice of dishonor, protest, notice of protest or non-compliance with the terms and provisions of the Lease and any other notice of any kind.

     8. Impairment of Subrogation Rights and Default. Upon a default of Tenant under the Lease or upon a default by the Guarantor hereunder, Landlord may elect to exercise its remedies against any real or personal property which it holds as security for the indebtedness of Tenant to Landlord under the Lease, or to exercise any other remedy against Tenant or any security. No such action by Landlord will release or limit the liability of Guarantor, even if the effect of that action is to deprive such Guarantor of the right to collect reimbursement from Tenant for any sums paid to Landlord or otherwise expended by such Guarantor pursuant to this Guaranty.

     9. Absolute Liability of Guarantor. The Guarantor liability hereunder shall be unaffected by:

        (i) any amendment or modification of the provisions of the Lease;

        (ii) any extensions of time for performance by or required of Tenant under the Lease;

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

        (iii) the release of Tenant from performance or observance of any of the agreements, covenants, terms or conditions contained in the Lease by operation of law or otherwise, whether made with or without notice to the Guarantor;

        (iv) any exercise or non-exercise by Landlord of any right, power, remedy or privilege under or in respect of the Lease, this Guaranty, any such other instrument, or at law or in equity;

        (v) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings relating to Tenant; or;

        (vi) any transfer by Tenant of its interest in the Premises, or any portion thereof, except as permitted under the Lease.

    10. Bankruptcy Preference. In the event any payment or performance by Tenant under the Lease is held to constitute a preference under bankruptcy laws, or if, for any other reason, Landlord is required to refund such payment or pay the amount thereof to any other party, such payment by Tenant to Landlord shall not constitute a release of the Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extend of any such payment or payments.

    11. No Waiver. No delay on the part of Landlord in exercising, or failure on the part of Landlord to exercise, any right, power or privilege under the Lease or this Guaranty shall operate as a waiver of any such right, power or privilege or of any other of its rights, powers or privileges.

    12. Remedies Cumulative. All remedies afforded to landlord hereunder, under the Lease, at law or in equity, shall be cumulative and concurrent and may be pursued singly, successively or together, and no one of such remedies, whether or not exercised by Landlord, shall be deemed to exclude any of the other remedies available to Landlord nor prejudice the availability of any other legal or equitable remedy which Landlord may have in or against the Premises or against Tenant.

    13. Default. Landlord may declare the Guarantor in default under this Guaranty if the Guarantor fails to perform any of its obligations under this Guaranty or becomes the subject of any bankruptcy, insolvency, arrangement, reorganization, or other debtor-relief proceeding under any federal or state law, whether now existing or hereafter enacted. A default by the Guarantor under this Guaranty shall be a default by Tenant under the Lease.

    14. Confession of Judgment.

        THE FOLLOWING SECTION SETS FORTH WARRANTS OF ATTORNEY FOR ANY ATTORNEY TO CONFESS JUDGMENTS AGAINST THE GUARANTOR. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS AGAINST THE GUARANTOR, GUARANTOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE GUARANTOR MAY HAVE TO PRIOR NOTICE AND AN

OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES OF AMERICA.

     UPON THE OCCURRENCE OF A DEFAULT HEREUNDER OR UNDER THE LEASE, EACH OF THE UNDERSIGNED HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD OF THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO APPEAR FOR, AND WITH OR WITHOUT ONE OR MORE COMPLAINTS FILED, ENTER AND CONFESS JUDGMENTS AGAINST EACH OR BOTH OF THE UNDERSIGNED IN ANY SUCH COURT IN AN APPROPRIATE ACTION BROUGHT AGAINST HIM, HER, OR THEM FOR SUCH SUMS AS SHALL HAVE BECOME DUE HEREUNDER, WITHOUT NOTICE, WITH OR WITHOUT DECLARATIONS OF DEFAULTS, WITH COSTS OF SUIT, RELEASE OF ERROR, WITHOUT STAY OF EXECUTION AND WITH REASONABLE ATTORNEYS' FEES OF AT LEAST FOUR THOUSAND ($4,000.00) DOLLARS; AND EACH OF THE UNDERSIGNED ALSO WAIVES THE RIGHT OF INQUISITION ON ANY REAL OR PERSONAL PROPERTY THAT MAY BE LEVIED UPON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT SAID VOLUNTARY CONDEMNATION, AGREES THAT SAID PROPERTY MAY BE SOLD ON A WRIT; AND ALSO WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THIS GUARANTY, VERIFIED BY AFFIDAVIT OF LANDLORD OR SOMEONE ON LANDLORD'S BEHALF, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST EITHER OR BOTH OF THE UNDERSIGNED SHALL NOT BE EXHAUSTED BY ANY ONE OR MORE EXERCISE THEREOF OR BY ANY DEFECTIVE EXERCISE THEREOF, BUT SHALL CONTINUE AND BE EXERCISABLE FROM TIME TO TIME AS OFTEN AS LANDLORD SHALL DEEM NECESSARY OR DESIRABLE UNTIL THE FULL PAYMENT OF ALL SUMS DUE HEREUNDER AND UNDER THE LEASE IS MADE; AND THIS INSTRUMENT SHALL BE A SUFFICIENT WARRANT THEREFOR.

     THE GUARANTOR ACKNOWLEDGES THAT HE OR SHE HAS HAD THE ASSISTANCE OF LEGAL COUNSEL IN THE REVIEW AND EXECUTION OF THIS GUARANTY AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGEMENTS HAVE BEEN FULLY EXPLAINED TO HIM OR HER BY SUCH COUNSEL.

    15. Captions. The headings and captions herein are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Guaranty.

    16. Binding Effect. This Guaranty shall bind the Guarantor and his, her, and their heirs, executors, administrators and assigns and shall inure to the benefit of Landlord, and its

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

successors and assigns.

    17. No Amendment. This Guaranty shall not be modified or amended except by a writing signed by the party against whom the enforcement of such amendment or modification is sought.

    18. Severability. If any term, covenant or condition of this Guaranty or the application thereof to any party or circumstance shall, to any extent be invalid, or unenforceable, the remainder of this Guaranty, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Guaranty shall be valid and be enforceable to the fullest extent permitted by law.

    19. Governing Law. This Guaranty shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

    IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed the day and year first above written.

(Corporate Seal)                            PENN NATIONAL GAMING, INC.,
                                                     a Pennsylvania corporation


Attest: \s\  SUSAN M. MONTGOMERY            By: \s\  WILLIAM J. BORK
        -------------------------               ---------------------------
           Secretary                                    President

                                   EXHIBIT "B"

    EXHIBIT "B" attached to and made part of Indenture of Lease by and among ROYCE REALTY, INC., trading as MONTGOMERY GROUP AFFILIATES ("Agent"), Agent for LAUREL MALL ASSOCIATES ("Landlord") and THE DOWNS OFF-TRACK WAGERING, INC., a Pennsylvania corporation, trading as "THE DOWNS AT HAZLETON" ("Tenant") for STORE NUMBER A-2 and B in LAUREL MALL.

I. BASIC BUILDING DETAILS

     The buildings in which the Demised Premises are situated shall be constructed by Landlord, except as herein set forth to the contrary.

     A. Structural Frame, including columns, beams, floors, roofs, canopies and exterior walls will be provided "As Is".

     B. Floor will be provided "As Is."

     C. Roof shall be provided "As Is".

     D. Egress Doors will be provided "As Is".

     E. Clear Ceiling Height between floor slab and finished ceilings will be a maximum of 11 feet 0 inches.

     F. Deleted.

II. UTILITY SERVICES

     Utilities to serve the Demised Premises will be available to Tenant at locations designated by Landlord as follows:

     A. Electric service will be "As Is", with the exception of Section V(C)(1).

     B. Water Service will be "As Is". Tenant shall have their water usage metered. No hot water service will be provided by Landlord.

     C. Gas Service is available.

     D. Sanitary Sewer will be "As Is".

     E. Sprinkler System will be "As Is".

     F. Telephones - Landlord will provide public telephones in the Mall.

III. STORE FRONTS, EXPOSED WALLS AND SIGNS

     A. Store front will be "As Is".

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

     B. Signs

        1. Tenant will design, subject to Landlord's written approval, a suitable facade and sign (or signs) to properly identify Tenant's store in accordance with all applicable codes, as shown on Exhibit "D-1".

        2. Tenant will furnish and install the sign(s) prior to Tenant opening for business with the public. If Tenant installs any sign not approved in writing, Landlord may remove said sign and restore the premises, all at Tenant's expense.

        3. Tenant may not install any other signs on the exterior of the building or in the common area.

     C. Exposed Walls

                  1.       Deleted.

IV. INTERIOR WORK

    A. Floors will be "As Is".

    B. Partitions, Walls and Doors will be "As Is", with the exception of Item
       #1:

        1. Landlord shall, at Landlord's sole cost and expense, construct one
           (1) demising wall in the Demised Premises, which shall be in accordance with approved plans.

        2. All proposed interior partitions or curtain walls will be constructed and finished by Tenant. Only metal studs will be permitted. Only fire resistant materials approved by Landlord in writing shall be permitted above the ceiling level.

        3. Any alteration or modification of Landlord's standard grid sprinkler plan or system due to Tenant's lighting, partitioning, shelving or heating, ventilating, air-conditioning, or any Tenant improvement or operating procedure, shall be done by Landlord at Tenant's expense and in such manner that the classification of protection remains unchanged. In the event that Tenant's lighting, partitioning, shelving or heating, ventilating or air conditioning plans require more than one (1) sprinkler head per one hundred twenty (120) square feet of floor area of Demised Premises or otherwise causes a deviation from Landlord's standard sprinkler grid, which increases the cost of the sprinkler installation, Tenant shall pay such increased cost.

        4. When required by Landlord and/or governing building fire code regulations and/or applicable fire insurance rating standards, Tenant will provide and install within the Demised Premises, trash storage and

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

           handling equipment and a trash storage room of such capacity and fire rating as shall be approved by Landlord in writing.

     C. Ceilings will be "As Is".

     D. Painting, Decorating and Wall Coverings will be "As Is".

V. EQUIPMENT AND FACILITIES

     A. Heating, Ventilating and Air-Conditioning will be "As Is".

        1. Landlord reserves the right to install in Tenant's ceiling space equipment to be used in connection with the heating, ventilating, and air-conditioning of the Demised Premises (provided Landlord uses best efforts not to interfere with Tenant's systems), the Shopping Center and/or other tenant spaces.

        2. Any holes cut in the roof in connection with any work to be done by Tenant must be done by Landlord's contractor at Tenant's expense. Flashings, pitch pockets, air conditioning equipment supports and roof closure and sealing work for any roof openings in connection with any Tenant's work shall also be done by Landlord's contractor at Tenant's expense.

        3. If Tenant requires special heating, air-conditioning, ventilating, make-up or exhaust systems, Tenant will design same subject to Landlord's approval, which shall not be unreasonably withheld. in accordance with Landlord's Design Criteria.

        4. If the equipment is not installed in accordance with Landlord's approved plans, within thirty (30) days of Landlord's notice to do so, Tenant shall make the required changes so that the system shall be in accordance with the approved plans. If Tenant does not make such changes, within the aforementioned thirty (30) day period, Landlord's contractor may do so at Tenant's expense.

        5. After installation, if any special equipment creates any nuisance (odors, leaks, temperature changes, etc.) or hazard within the Demised Premises or in any adjacent premises or common area, Tenant shall do whatever work is required by Landlord to correct the nuisance and/or hazards within thirty (30) days of Landlord's notice; otherwise, Landlord may perform such work at Tenant's expense.

     B. Plumbing will be "As Is".

        1. Special code requirements peculiar to Tenant's business, such as (but not limited to) hair traps, grease traps, etc., shall be provided, installed and maintained by Tenant.

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

     C. Electrical will be "As Is", with the exception of the following:

        1. Landlord shall, at Landlord's sole cost and expense, split the existing electrical service and tie-in to the Demised Premises using existing panel and meter.

        2. Installation of any new electrical equipment and/or modification to existing equipment, performed by Tenant shall be at Tenant's sole cost and expense and the entire installation shall be in accordance with all applicable federal, state and local ordinances and all utility company rules and regulations. All materials shall be new, and both manufacture and installation shall conform to applicable Underwriters Label standards.

VI. MISCELLANEOUS WORK

     A. Landlord's work shall be limited to that designated as Landlord's work in Exhibit "B".

     B. In addition to the items designated as Tenant's work in this Exhibit "B", Tenant shall be solely responsible for furnishing and maintaining the following items, inter alia:

        1. All furnishings, trade fixtures and signs.

        2. All mechanical equipment, escalators, elevators, conveyors, etc. , in the Demised Premises not set forth as Landlord's work in this Exhibit "B".

        3. All approved fire extinguishers in the Demised Premises shall be of the size, type and quantity required by governmental authorities and as specified by applicable Underwriters' requirements.

        4. All emergency lighting units in the Demised Premises in the number and type required by all governmental authorities.

VII. PREPARATION OF PLANS AND SPECIFICATIONS

     A. Within thirty (30) days after execution of this Lease, Landlord will prepare and forward to Tenant a preliminary plan of the Demised Premises and Landlord's Design Criteria.

     B. Tenant shall, within thirty (30) days after the receipt by Tenant of the aforesaid preliminary plan or the Lease execution date, submit to Landlord for approval complete architectural and engineering plans and specifications of the Demised Premises conforming to Landlord's Design Criteria, prepared by licensed architects and engineers approved in writing by Landlord, describing all work which under this Lease is to be performed by Tenant and showing in sufficient detail the location of all utilities, partitions, store fronts and any other matters which may affect the construction work to be performed by Landlord in the Demised Premises and in the Shopping Center.

     C. The plans and specifications submitted by Tenant for Landlord's approval shall without limitation:

        1. Include detailed drawings and specifications of all mechanical, plumbing, fire protection and electrical installations which shall be connected by Tenant to the utilities and systems installed by Landlord.

        2. Show in complete detail all items which will affect the appearance of the building and its architectural, structural, mechanical and electrical components.

        3. Comply with all applicable laws, codes, rules and regulations and with Landlord's Design Criteria, a copy of which is incorporated herein by reference and made part hereof.

        4. Comply with the applicable standards of the American Insurance Association, the National Electrical Code, the American Gas Association, the American Society of Heating and Air-Conditioning Engineers, the National or State Board of Fire Underwriters, Insurance Service Office and Factory Mutual Insurance Association, and the governing building, plumbing, fire and electrical underwriter requirements.

        5. Include suitable instructions and provisions so as to comply with all of the requirements of this Exhibit "B". 6. Specify materials and equipment to avoid, wherever possible, any exclusive manufacturer's designation and to permit a maximum range of selection.

        7. Tenant shall be responsible for the preparation of all plans and drawings and shall submit such plans, drawings and specifications to the appropriate governing authority for approval. Tenant shall be responsible for all permits, fees, and inspections and shall apply for and obtain a Certificate of Occupancy and deliver same to Landlord prior to occupancy by Tenant of the Demised Premises.

     D. Within ten (10) days after Landlord receives Tenant's initial set of plans, Landlord will review and return to Tenant, Tenant's plans and specifications either marked approved or marked to show the corrections required (in which event such marked-up plans shall be deemed approved, as marked up), or Landlord will give Tenant written notice of disapproval of Tenant's plans together with the reasons therefor. In the event Landlord gives Tenant notice of disapproval together with the reasons therefor, Tenant shall have ten (10) days from the date of such notice of disapproval by Landlord to submit revised Tenant's plans subject to subsequent mark-ups and/or disapprovals and corrections in the manner set forth above.

     E. Upon completion and written approval by Landlord of final plans and specifications, Tenant shall employ reputable and licensed contractor and subcontractors, to complete the Demised Premises in accordance with said approved plans and specifications, and such contractor and subcontractors shall commence work as hereinafter provided.

     F. If Tenant fails or omits to make timely submission to Landlord of any plans or specifications or delays in submitting or supplying information or in giving authorizations or in performing or completing Tenant's work, Landlord, after twenty (20) days' written notice to Tenant, in addition to any right or remedy may have at law or in equity, may pursue any one or more of the following remedies:

        1. Landlord may give written notice to Tenant (notwithstanding that such notice is not otherwise required hereunder) that the Lease term will be deemed to have commenced, on the date, to be therein specified, when the same would have commenced if Tenant had made timely submission or supply of plans, specification, estimates or other information or approval of any thereof and on and after the date so specified Landlord shall be entitled to be paid the rent and any other charges which are payable hereunder by Tenant during the Lease term, including, but not limited to, the sums set forth in Section
           1.02 hereof; and

        2. Landlord may require Tenant to pay to Landlord as additional rent hereunder the cost to Landlord of completing the Demised Premises in accordance with the terms of this Lease over and above what would have been such cost had there been no such failure, omission or delay; and

        3. In exercising any of the foregoing remedies set forth in Section VII.F.I. and VII.F.2. above, Landlord shall be entitled to retain and have recourse to any bond or security deposit provided by Tenant.

VIII. PERFORMANCE OF WORK

     All work by Tenant shall be subject to and governed in all respects by the following:

     A. Construction Procedure

        1. Tenant's work shall be performed in a thoroughly first class and workmanlike manner, shall incorporate only new materials, and shall be in good and usable condition at the date of completion thereof. Any approval or consent by Landlord shall in no way obligate Landlord in any manner whatsoever in respect to the finished work designed and/or constructed by Tenant. Any deficiency in design or in construction which is Tenant's responsibility hereunder, although same had the prior approval of Landlord, shall be solely the responsibility of Tenant.

        2. Tenant's contractor shall obtain and pay for all necessary permits or licenses required by public authorities or utility companies with respect to Tenant's work, except that Landlord may elect to obtain the building permit for Tenant's work, in which event Tenant shall pay the cost thereof upon demand.

        3. Each contractor and subcontractor participating in Tenant's work shall obtain approval from Landlord for any space within the project which such contractor or subcontractor desires to use for storage, handling and moving of his materials and equipment, as for the location of any field office or facilities for its personnel.

        4. Each contractor and subcontractor participating in Tenant's work shall make appropriate arrangements with Landlord for temporary utility connections as available within the project and shall pay the cost of said connections and of proper maintenance and removal of same, and shall pay all utility charges incurred by such contractor or subcontractors.

        5. It shall be Tenant's responsibility to cause each of Tenant's contractors and subcontractors participating in Tenant's work to remove and dispose of, at least once a week and more frequently as Landlord may direct, all debris and rubbish of whatever kind remaining in the building or within the project, which has been brought in or created by the contractors or the subcontractors in the performance of Tenant's work. On demand, Tenant shall pay Landlord for the removal from the Shopping Center by Landlord of trash and debris generated by Tenant or Tenant's contractors and subcontractors.

        6. Each contractor and subcontractor participating in the construction of Tenant's work shall be duly licensed by requisite authorities and approved of in writing by Landlord.

        7. It shall be Tenant's responsibility to cause each of Tenant's contractors and subcontractors to maintain continuous protection of adjacent premises in such manner as to prevent any damage to Tenant's work or adjacent property and improvements by reason of the performance of Tenant's work. Each contractor and subcontractor shall properly protect Tenant's work with lights, guardrails, and barricades and shall secure all parts of Tenant's work against accident, storm and any other hazard.

        8. The contractor or subcontractors shall not at any time damage, injure, interfere with or delay the completion of the building, any other construction within the project or the operation of the Shopping Center, and they and each of them shall comply with all procedures and regulations prescribed by Landlord or its agents for integration of Tenant's work with the work to be performed in connection with the construction of the building and all other construction within the project.

        9. Prior to the commencement of any work to be performed by Tenant, Tenant shall obtain and record at Tenant's expense, Waivers of Mechanics Liens executed by Tenant's general contractor, and submit to Landlord a copy thereof receipted by the prothonotary along with photographs certified as to time establishing that Tenant's work has not begun prior to such recording.

       10. Prior to the commencement of any work to be performed by Tenant, and if required by Landlord, Tenant shall furnish a bond or other security, satisfactory to Landlord, for the prompt and faithful performance and completion of all work to be performed by Tenant as well as labor and material payments in connection therewith. Said bond shall be with a surety company and in a form acceptable to Landlord, and a copy thereof shall be delivered to Landlord prior to commencement of Tenant's work.

       11. All work performed by Tenant shall be in accordance with the approved plans and with the requirements of all applicable laws, ordinances, regulations, codes and other requirements of governmental authorities and with Landlord's Design Criteria. At any time during the performance by Tenant of its work hereunder, Landlord or Landlord's architect or Landlord's general contractor may enter upon the Demised Premises and inspect the work being performed by Tenant and take such steps as they may deem necessary or desirable to assure the proper performance by Tenant of its work or for the protection of the building in which the Demised Premises are situate or the premises adjacent to the Demised Premises.

     B. Insurance Requirements

        1. At all times during the period between the commencement of construction of Tenant's work and the acceptance by Landlord of Tenant's work as being complete, Tenant shall maintain in effect with a responsible insurance company approved by Landlord, a policy of "All Risk" Builder's Insurance in the standard Pennsylvania form. Said insurance shall cover the full replacement value of all work done or to be done and all fixtures and equipment installed or to be installed at the Demised Premises by Tenant, and shall contain no coinsurance provisions or deductible clauses.

        2. Any loss occurring during such period shall be adjusted with Landlord and the proceeds shall be payable to Landlord in trust for the purposes of repair or reconstruction. Repair or reconstruction of all or any portion of Tenant's work damaged or destroyed by any casualty occurring after the commencement of construction of Tenant's work as being complete shall be commenced by Tenant as soon as possible after such casualty and, if Landlord's work performed pursuant hereto is also damaged or destroyed by such casualty, within fifteen (15) days after Landlord shall notify Tenant that repairs or reconstruction of Landlord's work is substantially completed, and Tenant shall thereafter diligently pursue such work to completion.

        3. At all times during the period of construction of Tenant's work, Tenant's contractors and subcontractors shall maintain in effect statutory Workmen's Compensation Insurance as required by the Commonwealth of Pennsylvania.

        4. At all times during the period between the commencement of construction of Tenant's work and the opening for business of Tenant's store premises, Tenant shall maintain in effect a comprehensive general liability policy with bodily injury and personal liability injury coverage of not less than Five Hundred Thousand Dollars ($500,000.00) for injury or death of any one person and One Million Dollars ($1,000,000.00) if more than one person, in any one occurrence, and property damage liability coverage of not less than Five Hundred Thousand Dollars ($500,000.00) for any one occurrence. Such liability policy shall include but not be limited to coverage for all operations of Tenant, its contractor or subcontractors, including automobile, contractual liability, completed operations liability and contingent liability for the operations of subcontractors.

        5. All policies of insurance except Workmen's Compensation required to be carried by the provision of this section shall contain the following endorsements in the following form: "Notwithstanding anything herein contained to the contrary, it is agreed that LAUREL MALL ASSOCIATES, as Landlord, and MONTGOMERY GROUP AFFILIATES, as Agent, and Landlord's general contractor are hereby added as additional insureds. The inclusion of more than one corporation, person, firm, organization or entity under this policy shall not in any way affect the rights of such person, firm, organization or entity with respect to any claim, demand, suit or judgment made or brought by itself or by or in favor of any employee of such insured."

           "It is the intent of this policy to protect such corporation, person, firm, organization or entity with respect to any claim, demand, suit or judgment specified in the preceding paragraph in the same manner as though a separate policy has been issued to each; however, nothing herein contained shall operate to increase the company's limits of liability. It is further understood that the coverage of this policy shall not be canceled or reduced by the company until the company has mailed written notice, by registered mail, to Landlord stating when, but in no event less than twenty (20) days thereafter, such cancellation or reduction in coverage shall be effective."

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

        6. True copies of each such policy or certificates of insurance evidencing the same and containing such endorsements shall be delivered to Landlord prior to the commencement of Tenant's work and shall thereafter be replaced in the event of the expiration, lapse or cancellation of any such policy.

        7. Tenant shall indemnify Landlord and save Landlord harmless from and against any and all claims, demands, judgments, costs and expenses including reasonable attorney's fees and subrogation claims by Tenant's insurance carriers, resulting from or arising out of personal injury or property damage occurring at or about the Demised Premises or the Shopping Center during the performance of Tenant's work hereunder or caused by Tenant's contractor or any of its agents, servants, employees or subcontractors.

       C.  Completion

        1. Each contractor and subcontractor participating in Tenant's work shall, prior to the commencement of the portion thereof for which he is responsible, guarantee that such portion will be free from any and all defects in workmanship and materials for the period of time which customarily applies in good contracting practice in LUZERNE COUNTY, PENNSYLVANIA, but in no event for less than one (1) year after the opening for business of the Demised Premises. The aforesaid guarantees of each such subcontractor and contractor shall include the obligation to repair or replace in a thoroughly first class and workmanlike manner, and without any additional charge, any and all of Tenant's work done or furnished thereby or by any of his subcontractors, employees or agents, which shall be or become defective within one (1) year, or such longer period as customarily applies in good contracting practice in LUZERNE COUNTY, PENNSYLVANIA, after the opening for business of Tenant's Demised Premises, including without additional charge therefor all expenses and damages in connection with the removal, replacement or repair in a thoroughly first-class and workmanlike manner of any other part of Tenant's work which may be damaged or disturbed thereby. All warranties or guarantees as to materials or workmanship on or with respect to Tenant's work shall be contained in the contracts and subcontracts for performance of Tenant's work and shall be written so that they shall insure to the benefit of Landlord and Tenant as their respective interests shall appear. Such warranties and guarantees shall be written so that they may be directly enforced by either, and Tenant shall give to Landlord any assignments or other assurances necessary to effectuate the same.

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


                                   EXHIBIT "C"
                          LAUREL MALL USE RESTRICTIONS


1. Lease Agreement between Landlord and Luzerne County Toy Works, Inc., trading as "Toy Works", dated January 30, 1989, provides that:

     During the term of this Lease, Landlord covenants, represents and warrants that, within the Shopping Center, no premises (other than the Store) shall be leased, rented, used or occupied for the operation of a store which is commonly considered to be a Toy Store or any combination thereof without Tenant's prior written consent, however, this prohibition shall not apply to a department or variety store which sells toys as an incidental part of its business nor shall it apply to a hobby store.

2. Lease Agreement between Landlord and Five Star Restaurant Corporation, trading as "Five Star Restaurant" dated July 2, 1991, provides that:

     Providing that Tenant is not in default and has not been in default under the terms and conditions of this Lease, Landlord shall not directly lease any other space in the Shopping Center to a tenant whose sole principal use of the premises is a restaurant specializing in the preparation and sale of oriental food for on- and off-premise consumption.

     Nothing herein contained shall prohibit any other Tenant in the Shopping Center from offering services which are the same or similar to those sold by Tenant herein, so long as such sale by such other Tenant shall be incidental to its principal business.

3. Lease Agreement between Landlord and Taco Bell Corp., trading as "Taco Bell" dated November 30, 1992, provides that:

     Landlord agrees that for the term of the Lease and any extensions thereof, that Landlord will hold any land now or hereafter owned or controlled by Landlord within a radius of one (1) mile of the Premises subject to the following restrictions for the benefit of Tenant: (i) that except for currently existing tenants within the Laurel Mall Shopping Center, or tenants within the enclosed portion of the main mall itself, that no part of such land shall be leased or used for the sale of Mexican food provided however that the sale of such Mexican food shall not be prohibited so long as the same is offered as an incidental part of the offeror's business. For the purpose of this section "incidental" shall be defined as an amount not to exceed ten percent (10%) of the offeror's items offered; and (ii) no improvements shall be erected on that portion of the Laurel Mall Shopping Center which is outlined in green on page 6 of Exhibit "A" attached hereto, which improvements will materially interfere with access to the premises, or the visibility of Tenant's restaurant or signage to approaching automobile traffic.

     Landlord and Tenant agree that the Mexican food exclusive granted above shall be null and void should Tenant cease operating the Premises for the sale of Mexican food for a period of one hundred and twenty (120) consecutive days, excluding periods of time for remodeling or due to damage or destruction.

     The restrictions contained within this paragraph shall be deemed to be null and void on the date the Lease terminates for whatever reason.

4. Lease Agreement between Landlord and The Ground Round, Inc., trading as "The Ground Round" dated April 14, 1994 provides that:

     Providing that Tenant is not in default under the terms and conditions of this Lease, and for so long as Tenant is open and operating a full service restaurant in the Shopping Center:

     (a) Landlord shall not directly lease or sell any other space in the Shopping Center to a tenant or buyer whose sole principal business is a full service restaurant with Liquor license with floor area of greater than Four Thousand (4,000) Square Feet during the original lease term and any option terms exercised by the Tenant. This exclusive use clause includes outparcels but excludes any present or future tenants occupying space in the enclosed mall portion of the Shopping Center.

     (b) Landlord shall not permit a full service restaurant with liquor license over 4,000 square feet in the existing enclosed mall that would have outside entrance and signage in the area as delineated on the attached plan commencing on the date Ground Round opens for business and terminating on the date that is three (3) years thereafter. This restriction shall not apply to the addition currently being built onto the Center (the J.C. Penney concourse).

     (c) Landlord shall not lease or sell any space within the Shopping Center to any current or future full service restaurant concept operated by Morrison's Inc. (i.e., Ruby Tuesday, Silver Spoon, Sweet Pea, L & N Seafood, etc.). Said restriction applies throughout the full term of this lease.

     (d) Notwithstanding anything in this Section 6 to the contrary, this Section shall not apply to the following tenants or tenant's premises or successor tenants in the Shopping Center: (i) J.C. Penney, (ii) Boscov's,
     (iii) Kmart, (iv) Mc Donalds and (v) any tenant of a size of 75,000 square feet or greater, or to any mortgagee of the Shopping Center, its successors or assigns.

     The provisions of this Section are covenants running with the land of landlord and shall be binding upon the heirs, administrators, successors and assigns of Landlord.

5. Lease Agreement between Landlord and Olympia Sport Center, Inc., a Maine corporation trading as "Olympia Sports", dated June 7, 1994, provides that:

"Providing that Tenant is not in material default and has not been in material default under the terms and conditions of this Lease beyond applicable cure period, and for so long as Tenant is open and operating in the Shopping Center, Landlord shall not lease, any other space in the Shopping Center or allow the space (to the extent Landlord has control) to be leased to a Prohibited Operation (hereinafter defined) other than those tenants and tenant's uses and exclusivity described in Exhibit "C" which operates during any portion of the term of this Lease, and which meets any of the following criteria (a), (b), (c) or (d), (hereinafter called "Prohibited

Operation"):

     (a) The operation of a full-line sporting goods store selling athletic footwear, athletic apparel and athletic equipment as its principal business use, such as Sports Authority, CHAMPS, Herman's, etc; or

     (b) The operation of more than one (1) store (such as Footlocker) the principal business being the retail sale of athletic footwear; or

     (c) The operation of a store whose total square footage contains at least One Thousand (1,000) Square Feet of floor space for the sale of athletic equipment, apparel and/or footwear for the following sports: baseball, basketball, football, hockey, soccer and tennis; or

     (d) The operation of a store whose principal business of which is the retail sale of apparel containing logos or of references to professional and college athletic teams.

Notwithstanding anything to the contrary contained herein, Landlord shall, to the best of Landlord's ability, enforce this exclusive as described herein.

In the event Tenant contends that the Landlord has breached this provision and a Prohibited Operation is operating, Tenant shall notify Landlord of such contention within Thirty (30) days after the first day on which Tenant contends the Prohibition Operation first opened for business, and Landlord shall have Sixty (60) days in which to notify Tenant that Landlord disagrees with Tenant's said contention. If Landlord does not serve such notice, the Minimum Rent shall decease fifty percent (50%) of the then current rental and the Percentage Rent base shall be amended to a sum equivalent to the natural breakpoint at three percent (3%), effective as of the date of Tenant's notice to Landlord. If Landlord does notify Tenant that it disagrees with such contention, Landlord shall submit such matter(s) to arbitration and in its said notice to Tenant shall set forth the name of one impartial person to serve as arbitrator. Tenant shall, within then (10) days after such notice, notify Landlord of the name of another impartial person to serve as arbitrator. The two persons so chosen shall reach a decision or decisions as soon as practicable. In reaching their decision(s) the arbitrators shall be entitled to uphold the position of Landlord or Tenant, but shall not be permitted to select any other result. The decision(s) of a majority of the arbitrators shall be binding upon Landlord and Tenant and shall become effective on the date Tenant gave notice to Landlord that the Prohibited Operation first opened for business. If at any time Landlord believes the Prohibited Operation no longer exists Landlord shall so notify Tenant, and Tenant shall have thirty (30) days in which to notify Landlord that Tenant disagrees with Landlord's belief. If Tenant does not serve such notice timely, then the Rent Reduction Period shall be deemed not to exist, and the Minimum Rent shall increase to that which it would otherwise be in the absence of this section. If Tenant does notify Landlord that it does disagree with Landlord's said contention, Tenant shall submit such matter(s) to arbitration and in its said notice to Landlord shall set forth the name of one impartial person to serve as arbitrator. Landlord shall, within ten (10) days after such notice, notify Tenant of the name of another impartial person to serve as arbitrator. The two persons so selected shall select a third impartial arbitrator and the three persons so chosen shall reach a decision or decisions as soon as practicable. In reaching their decision(s) the arbitrators shall be entitled to uphold the position of

Tenant or Landlord, but shall not be entitled to select any other result. The decision(s) of a majority of the arbitrators shall be binding upon Landlord and Tenant and shall become effective on the date that Landlord gave notice to the Tenant that the Prohibited Operation ceased to exist.

Anything herein to the contrary contained notwithstanding, Tenant's sole remedy in the event one or more Prohibited Operation(s) should open for business shall be the decrease in Minimum Rent above in this Section and that there shall be only one decrease in Rent if there is more than one Prohibited Operation in the Shopping Center.

If a court of competent jurisdiction shall hold the provisions of this Section to be unenforceable or unlawful, this Section shall be deemed deleted from this Lease, but this Lease shall otherwise remain in full force and effect.

6. Lease Agreement between Hazleton Family Vision Center, Inc., trading as "Hazleton Family Vision Center" dated July 11, 1994 provides that:

     Providing that Tenant is not in default and has not been in default under the terms and conditions of this Lease, and for so long as Tenant is open and operating in the Shopping Center, Landlord shall not directly lease any other space in the Shopping Center to a tenant whose sole principal business is the retail sale of optical supplies, preparation of lenses and the furnishing of eye examinations and other services and products represented in a typical vision store.

     Nothing herein contained shall prohibit any other tenant in the Shopping Center from dealing or displaying merchandise or services which are the same or similar to those sold or displayed by Tenant herein, so long as such sale or display by such other tenant shall be incidental to its primary business.

A. Lease Agreement between Landlord and Bak of Rockland, Inc. trading as "Just-A-Buck" dated January 12, 1995 provides that:

     (a) Provided Tenant is not in default under the terms of this Lease and for so long as Tenant is open and operating in the Shopping Center, Landlord shall not hereafter lease, or suffer or permit the use of, in any other space in or proximate to the Shopping Center, any tenant or occupant operating as a general merchandise unit priced store, (hereinafter referred to as a "Competing Operation"), with the following exceptions; any unit priced clothing and/or shoe operation, Boscov's, J C Penney's, Kmart, Aldi Foods and McCrory.

     (b) Anything to the contrary contained in this Lease notwithstanding, other than exceptions listed in Section 17(a), in the event that a Competing Operation shall commence during the term hereof, then, provided Tenant gives Landlord written notice of the Competing Operation and if the Competing Operation is in violation of the provisions of the Tenant's Lease (or other occupancy agreement) and continues such violation for a period of thirty (30) days from the date of Tenant's notice, (said period of thirty (30) days is hereinafter referred to as the "Remedy Period"), from the expiration of the Remedy Period until the Competing Operation identified by Tenant in its notice to Landlord ceases, upon notice of violation, Tenant shall pay four percent (4%) of gross monthly sales, (hereinafter "Percentage of Sales"), in lieu of Fixed Minimum Rent in effect and/or Percentage Rent pursuant to Section 2.01 and Additional Rent until said violation is cured. Should said violation not be cured within twelve
(12) months and Tenant's gross receipts for any six (6) month period fall below gross receipts for the same period prior to notice of violation, Tenant may terminate said Lease Agreement upon sixty (60) days written notice.

     (c) The rights and remedies afforded to Tenant pursuant to this article are cumulative and shall be in addition to any and every other right and remedy otherwise available to Tenant at law or in equity.

     (d) Landlord shall indemnify Tenant, should tenancy be interrupted by actions of third parties relating to any alleged violation of any restrictive covenant listed in Exhibit "C" of this Lease Agreement.

8. Lease Agreement between Gamezoner, Inc. trading as "The Game Zone" dated May 23, 1995 provides that:

     Provided that Tenant is not in default and has not been in default under the terms and conditions of this Lease, and for as long as Tenant is open and operating in the Shopping Center, Landlord shall not directly lease any other space in the Shopping Center to a tenant whose sole principal business is the sale of new and used video games and computer software.

     Nothing herein contained shall prohibit any other Tenant in the Shopping Center from dealing or displaying merchandise or services which are the same or similar to those sold or displayed by Tenant herein, so long as such sale or display by such other Tenant shall be incidental to its primary line of business.

     Notwithstanding the foregoing, in addition, this prohibition shall not apply to the following tenants or tenant's premises or successor tenants in the Shopping Center as of the date hereof: (a) Boscov's, (b) Kmart, (c) J.C. Penney and (d) McCrory's.

9. Lease Agreement between M.R. Dawgs, Inc. trading as "M.R. Dawgs" dated August 14, 1995 provides that:

     Providing that Tenant is not in default and has not been in default under the terms and conditions of this Lease, and for as long as Tenant is open and operating in the Shopping Center, Landlord shall not directly lease any other space in the Shopping Center to a tenant whose sole principal business is the sale of hot dogs and cookies.

     Nothing herein contained shall prohibit any other tenant in the Shopping Center from dealing or displaying merchandise or services which are the same or similar to those sold or displayed by Tenant herein, so long as such sale or display by such other Tenant shall be incidental to its primary line of business.

     Notwithstanding the foregoing, in addition, this prohibition shall not apply to the following tenants or tenant's premises or successor tenants in the Shopping Center as of the date hereof: (a) Boscov's, (b) J.C. Penney, (c) Kmart, and (d) McCrory's.

10. Lease Agreement between Gertrude Hawk Candy Shops, Inc., trading as "Gertrude Hawk

Candy" dated August 15, 1995 provides that:

     Providing that Tenant is not in default and has not been in default under the terms and conditions of this Lease, and for as long as Tenant is open and operating in the Shopping Center, Landlord shall not directly lease any other space in the east wing of the enclosed mall to a tenant with more than Ninety
(90) linear feet of counter space devoted to the retail sale of candy.

     Nothing herein contained shall prohibit any other Tenant in the Shopping Center from dealing or displaying merchandise or services which are the same or similar to those sold or displayed by Tenant herein, so long as such sale or display by such other Tenant shall be incidental to its primary line of business.

     Notwithstanding the foregoing, in addition, this prohibition shall not apply to the following tenants or tenant's premises or successor tenants in the Shopping Center as of the date hereof: (a) J.C. Penny, (b) Kmart, (c) Boscov's,
(d) any free standing tenants, (e) any tenants occupying more than ten thousand (10,000) square feet, and (f) any tenant in the adjacent strip center.

11. Lease Agreement between Jack Mundie, an individual, trading as "Jack Mundie Tax Accounting" dated September 11, 1995 provides that:

Providing that Tenant is not in default and has not been in default under the terms and conditions of this Lease, and for as long as Tenant is open and operating in the Shopping Center, Landlord shall not directly lease any other space in the Shopping Center to a tenant whose sole principal business is the operation of a tax preparation, accounting, insurance, financial, and investment service office.

Nothing herein contained shall prohibit any other tenant in the Shopping Center from operating a tax preparation service, so long as such service provided by such other tenant shall be incidental to its primary line of business.

Notwithstanding the foregoing, in addition, this prohibition shall not apply to the following tenants or tenant's premises or successor tenants in the Shopping Center as of the date hereof: (a) Boscov's, (b) J.C. Penney, (c) Kmart, and (d) McCrory's.

12. Lease Agreement between Evenson Card Shops, Inc., trading as "Heritage Hallmark Shop" dated October 31, 1995 provides that:

     Providing that Tenant is not in default and has not been in default under the terms and conditions of this Lease beyond any applicable cure period, and for as long as Tenant is open and operating in the Shopping Center, Landlord warrants that (1) no tenant or occupant of the Shopping Center Restricted Area (as depicted as "Restricted Lease Area" on Exhibit "A-1") shall be permitted to offer the sale of any Restricted Item (as hereinafter defined); and (2) the Shopping Center shall not contain a Temporary Store (as hereinafter defined) that offers the sale of any Restricted Item (such Landlord warranty is referred to as the "Use Restriction"). In the event the Use Restriction is violated, Tenant's Fixed Minimum Rent shall be reduced by fifty percent (50%) (the "Reduced Rent"). Reduced Rent shall commence upon Tenant's notification to Landlord that a violation of the Use Restriction has occurred, and shall continue until the violation of the Use Restriction no longer exists. The term "Restricted Items" shall mean any of the following products: Christmas ornaments, greeting cards, gift wrap and/or party supplies. The term "Temporary Store" shall mean any store or business in the Restricted Lease Area operated by a tenant, licensee or occupant under a lease, license, or agreement (oral or written) having a term of less than one (1) year or any store or business which is not expected or required to remain open to the public for business for twelve
(12) or more consecutive months. Notwithstanding the foregoing, the Use Restriction shall not apply to: (a) any tenant or tenant's premises existing as of the date of this Lease whose lease specifically permits the sale of a Restricted item; (b) any tenant that carries, in the aggregate, less than twenty
(20) linear feet of Restricted Items (a spinner rack containing any Restricted Item shall be equal to six (6) linear feet); or (c) Boscov's, J.C.Penney or K-Mart, their successor and assigns.

13. Lease Agreement between Landlord and David V. Yvette Nguyen, an individual, trading as "Style Nails" dated November 27, 1995 provides that:

     Providing that Tenant is not in default and has not been in default under the terms and conditions of this Lease, and for as long as Tenant is open and operating in the Shopping Center, Landlord shall not directly lease any other space in the Shopping Center to a tenant whose sole principal business is the operation of a nail salon.

     Nothing herein contained shall prohibit any other tenant in the Shopping Center from dealing or displaying merchandise or services which are the same or similar to those sold or displayed by Tenant herein, so long as such sale or display by such other tenant shall be incidental to its primary line of business.

     Notwithstanding the foregoing, in addition, this prohibition shall not apply to the following tenants or tenant's premises or successor tenants in the Shopping Center as of the date hereof: (a) Boscov's, (b) K-Mart, (c) J.C. Penney, and (d) McCrory's.

14. Lease Agreement between Landlord and Thomas Trella and Allyson Trella, (h/w), individuals, jointly and severally, and Robert M. Veet, Jr. and Laurie Veet, (h/w), individuals, jointly and severally, trading as "Quik Piks & Pacs" dated April 11, 1996 provides that:

     Providing that Tenant is not in default and has not been in default under the terms and conditions of this Lease, and for as long as Tenant is open and operating in the Shopping Center, Landlord shall not directly lease any other space in the Shopping Center to a tenant who sells Pennsylvania Lottery tickets.

     Notwithstanding the foregoing, this prohibition shall not apply to existing tenants in the Shopping Center who currently have the right to operate Pennsylvania Lottery machines, their successors or assigns, or new tenants whose square footage comprises in excess of 10,000 square feet, or any tenants over whom Landlord cannot exercise such control.

15. Lease Agreement between Landlord and W.A.D. II, Inc., a Pennsylvania corporation, trading as "The Pet Shop" dated April 30, 1996 provides that:

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

     Nothing herein contained shall prohibit any other Tenant in the enclosed mall, strip center or pad sites from dealing or displaying merchandise or services which are the same or similar to those sold or displayed by Tenant herein, so long as such sale or display by such other Tenant shall be incidental to its primary line of business.

     Notwithstanding the foregoing, in addition, this prohibition shall not apply to the following tenants or tenants' premises or successor tenants in the Shopping Center as of the date hereof: (a) Boscov's, (b) Kmart, (c) J.C.
Penney, (d) McCrory's, (e) tenants with floor area over Thirty Thousand (30,000) Square Feet and (f) tenants located in the strip center with floor area less than Six Thousand (6,000) Square Feet selling non-livestock merchandise.

16. Lease Agreement between Landlord and Townville, Inc., a Pennsylvania corporation, trading as "Laurel Crafts" dated October 3, 1996 provides that:

     Providing that Tenant is not in default under the terms and conditions of this Lease, and provided Tenant is open for business with the public and operating in the Shopping Center within one of the uses set forth in Section 4.1, Landlord shall not directly or indirectly lease any other space in the enclosed portion of the Shopping Center to a tenant who operates a business in substantial competition of Tenant's (as defined below) or to a tenant whose sole principal business is the operation of a retail store carrying and/or selling soft crafts, hard crafts and finished craft products, excluding temporary seasonal and promotional kiosks.

     Notwithstanding the foregoing, this prohibition shall not apply to the following tenants or tenants' premises or successor tenants in the Shopping Center as the date hereof (a) Boscov's, (b) J.C. Penney, and (c) K-Mart.

     Definition of Business In Substantial Competition. Businesses in Substantial Competition shall be any business operating a retail store which devotes at least thirty percent (30%) of its display area toward the sale and/or display of merchandise in one or more of the following merchandise categories: craftable sewing notions, artificial floral, artist supplies, soft crafts, hard crafts or finished craft products.

17. Lease Agreement between Landlord and We "R" Sports, Inc., a Pennsylvania corporation, trading as "We "R" Sports" dated March 10, 1997, provides that:

     Providing that Tenant is not in default and has not been in default under the terms and conditions of this Lease, and for as long as Tenant is open and operating in the Shopping Center, and provided in Landlord's sole discretion Tenant's primary business is the sale of NASCAR merchandise, Landlord shall not directly lease any other space in the Shopping Center to a tenant whose sole principal business is the sale of NASCAR merchandise or a travel agency.

     Nothing herein contained shall prohibit any other tenant in the Shopping Center from dealing or displaying merchandise or services which are the same or similar to those sold or displayed by Tenant as set forth in the above paragraph, so long as such sale or display by such other tenant shall be incidental to its primary line of business.

     Notwithstanding the foregoing, in addition, this prohibition shall not apply to any

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

existing lease in the Shopping Center or the following tenants' premises in the Shopping Center as of the date hereof: (a) Boscov's, (b) J.C. Penney and (c) Kmart.

     In the event of a breach of this covenant by Landlord, Tenant's sole and exclusive remedy shall be to terminate this Lease.

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


                                   LAUREL MALL
                                  ENCLOSED MALL
                            STORE SIGN SPECIFICATIONS

1. The purpose of this specification is to encourage and develop creative and diversified signing for Tenant stores consistent with the following criteria which shall in any event be limited by the provisions of Section 8.01 and Exhibit "B" of the Lease Agreement.

   a. The design and location of all signs shall be approved in writing by Landlord and no sign shall be installed until Landlord's written approval has been obtained by Tenant. Tenant shall submit working drawings for proposed sign to Landlord for review and approval.

   b. Wording of signs shall be limited to Tenant's store or trade name only. Tenant's customary signature or logo, hallmark, insignia, or other trade identification will be respected.

   c. Fascia signs shall consist of individual channel return letters (no box type) and shall be installed in accordance with Landlord's sign criteria. Exposed lights flashing, blinking or animated type are not permitted.

   d. The allowable size of Tenant's fascia sign for Store A-2 and B shall be a rectangular area enclosing all elements of said sign and no larger than Seventy-Five (75) Square Feet. The fascia sign shall be located within the limits of Tenant's store front and shall not project more than six (6") inches beyond the fascia and shall conform to the following maximum height criteria:

                             24" capitals - 18" body

      In addition to complying with the above criteria, fascia signs shall be limited in length to 70% of the store frontage as defined by Landlord and shall in no case exceed a length of thirty feet (30'0").

   e. Printed signs on storefronts or show windows are prohibited with the exception of small-scale signs which are neatly lettered on the glass of the storefront and subject to Landlord's approval.

   f. Public safety decals or artwork on glass in minimum sizes to comply with Code, subject to the approval of Landlord may be used.

   g. Paper signs, stickers, banners, or flags are prohibited.

   h. No exposed raceways, ballast boxes or electrical transformers will be permitted.

   i. Sign company names or stamps should be concealed (Code permitting).

   j. Exterior signs (those not within the enclosed mall areas) shall be permitted only if approved by Landlord, and such permission and the design, size and location of any

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

      permitted sign shall be subject to Landlord's sole discretion.

2. a. Except as otherwise approved in writing by the Landlord, only one fascia sign for each Tenant will be permitted.

   b. Unless specifically approved in writing by Landlord, sign letters shall be back-lighted with lamps or tubes entirely concealed within the depth of the letter. Maximum brightness allowed for fascia signs will be 100 foot lamberts taken at the letter face.

   b. Exposed sign illumination or illuminated sign cabinets or modules are not permitted.

3. Signs and identifying marks on the fascia shall be placed entirely within the boundaries of the Demised Premises with no part closer than 6" from either top or bottom of fascia edge.

4. a. Signs for kiosks, promotional displays or for shows will in every instance require the written approval of Landlord.

   b. In addition to Landlord's approval, Tenant shall obtain local government approval when required by code.

   c. All signs and installations thereof must be "Underwriters Approved".

   d. No woodblocking or flammable construction material is to be used in the attachment of any sign material above the storefront.

5. All electrified signs shall be installed with an automatic, seven (7) day timer. Timer and sign circuit shall be installed in accordance with all applicable codes and requirements. Tenant shall be responsible for setting and maintaining sign timers so that all signage is illuminated during all mall operating hours even if store operating hours are different. Landlord shall reserve the right to install and/or maintain Tenant's sign timer at Tenant's expense if Tenant fails to comply with this requirement.

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                              RULES AND REGULATIONS

Tenant covenants and agrees:

1. To keep the inside and outside of all glass in the doors and windows of the demised premises clean.

2. To keep all exterior storefront surfaces clean.

3. To replace promptly at its own expense with glass of like kind and quality any plate glass or window glass of the demised premises which may become cracked or broken unless by fire.

4. To keep clean and free from snow, ice, dirt and rubbish the outside areas immediately adjoining the demised premises, including but not limited to sidewalk and loading docks.

5. It will not, without the consent in writing of Landlord, place or maintain any merchandise or other articles in any vestibule or entry of the premises, on the footwalks adjacent thereto or elsewhere on the exterior thereof.

6. To maintain the premises at its own expense in a clean, orderly and a sanitary condition free of insects, rodents, vermin and other pests, except to the extent caused by Landlord's negligence or willful misconduct. Maintain housekeeping of Tenant's store on a level at least equal to that of the mall itself.

7. It will not permit undue accumulations of garbage, trash, rubbish and other refuse, but will remove the same at its expense, and will keep such refuse in rat-proof containers within the interior of the premises until removed. All such garbage, trash or rubbish removal shall be removed between the hours of 10:00 p.m. and 10:00 a.m. If the Landlord provides such service directly to the shopping center, Tenant agrees to pay such charges fixed therefor by the Landlord.

8. It will not use or permit the use of any objectionable advertising medium, such as loud-speakers, phonographs, public address systems, sound amplifiers, radio or broadcasts within the shopping center and in any manner audible or visible outside the demised premises.

9. To keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the premises.

10. It will not cause or permit objectionable odors to emanate or be dispelled from the premises.

11. It will not solicit business in the parking or other common areas nor distribute any hand bills or other advertising matter to, in, or upon any automobiles parked in the parking area or in any other common area.

12. To comply with all laws and ordinances and all valid rules and regulations of governmental authorities and all recommendations of the Fire Underwriters Rating Bureau, now or thereafter enacted, promulgated or adopted, with respect to the use or occupancy of the premises by Tenant.

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

13. It will not receive or ship articles of any kind except through the service facilities provided for that purpose by Landlord; will not permit the parking or occupancy of space by delivery vehicles under Tenant's control to interfere with the use of accessway, any driveway, walk, parking area, mall or other common area in the shopping area, unless such delivery is made between the hours of 10:00 p.m. and 10:00 a.m., and that no delivery vehicle under Tenant's control shall be permitted to park for longer than one-half hour under any conditions.

14. It shall use the insignia or logo of the shopping center designated by the Landlord in substantially all Tenant's advertising. Tenant shall refer to the name of the shopping center in substantially all audio advertising.

15. It shall not place any weight on the floors in excess of 100 lbs. per square foot, except for Tenant's floor safe and electronic equipment.

16. It will not permit any shopping carts in the mall area if taken by customers.

17. To operate its heating, ventilating and air conditioning systems in its demised premises at normal room temperature not to exceed 75 degrees in the summer and no lower than 70 degrees in the winter during the hours that Tenant's demised premises is open for business and the enclosed mall heating and air conditioning systems are in operation. When the enclosed mall heating and air conditioning systems are not in operation and Tenant's premises are not open for business, Tenant shall keep the premises at a temperature sufficiently high to prevent freezing of water in the pipes and fixtures.

18. It and its employees shall park their cars in those portions of the parking area designated for that purpose by Landlord. Tenant shall furnish Landlord with State automobile license numbers assigned to Tenant's car or cars and cars of its employees within five (5) days after taking possession of the leased premises and shall thereafter notify Landlord of any changes within five (5) days after such changes occur. In the event that Tenant or its employees fail to park their cars in designated parking areas as aforesaid, then Landlord shall have the right to charge Tenant Ten Dollars ($10.00) per day per car parking in any other areas than those designated.

19. To give prompt written notice of any accident, fire or damage occurring on or to the demised premises.

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


                            FIRST AMENDMENT OF LEASE



     THIS FIRST AMENDMENT OF LEASE made this   day of,             19 , by and
among ROYCE REALTY, INC. a Pennsylvania corporation, with an address at Plymouth Plaza, 580 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462 (hereinafter called "Agent"), LAUREL MALL ASSOCIATES, a Pennsylvania limited partnership, with an address at c/o PREIT-RUBIN, Inc., 200 South Broad Street, Philadelphia, Pennsylvania 19102 (hereinafter called "Landlord") and THE DOWNS OFF-TRACK WAGERING, INC., a Pennsylvania corporation, trading as "THE DOWNS AT HAZLETON", with an address at P.O. Box 32, Exit 28 off Route I-81 Grantville, Pennsylvania 17028 (hereinafter called "Tenant").

     WHEREAS, by Lease Agreement dated July 9, 1997 (hereinafter called "Lease Agreement"), Landlord leased to Tenant all those certain premises owned by Landlord know as STORE NUMBER A-2 AND B (hereinafter called the "Premises") erected in THE LAUREL MALL (hereinafter called "Center" or "Shopping Center"), located at Route 93 and Airport Road, Hazle and Sugarloaf Townships, Luzerne County, Pennsylvania, upon certain terms and conditions more fully set forth in said Lease Agreement; and

     WHEREAS, the parties hereto desire to amend said Lease;

     NOW THEREFORE, in consideration of the mutual promises hereinafter contained, and of the sum of ONE DOLLAR ($1.00) by each to the other in hand paid, the receipt of which is acknowledged hereby, the parties hereto intending to be legally bound hereby, now covenant and agree with each other as follows:

1. EFFECTIVE DATE.

     This First Amendment of Lease shall be effective as of the date first above written (hereinafter the "Effective Date").

2. COMMENCEMENT AND RENT COMMENCEMENT DATES.

     Notwithstanding anything herein or elsewhere to the contrary, the Commencement Date of the Lease, as set forth in Section 1.01(a) shall be amended to October 15, 1997. Tenant's obligation to begin paying Fixed Minimum Rent and additional rent, as set forth in Paragraph 2 of Rider to Lease Agreement, shall commence on January 14, 1998.

3. LEASED PREMISES' SQUARE FOOTAGE.

     As of the Commencement Date, the Premises shall be increased in size in accordance with Section 5 herein, and shall be measured and described as follows:

     FRONT:       ONE HUNDRED FORTY-THREE FEET SIX INCHES      (143'6")
     DEPTH:       ONE HUNDRED FIFTY FEET ZERO INCHES           (150'0")
     TOTAL AREA:  THIRTEEN THOUSAND ONE HUNDRED TWENTY SQUARE FEET
                    (13,120 SQ. FT. -- IRREGULAR)

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

4. LANDLORD'S WORK.

     It is agreed and understood between the parties that Landlord has completed all of its construction obligations pursuant to Exhibit "B" of the Lease Agreement.

5. TENANT'S DEMISING WALL WORK.

     It is agreed and understood between the parties that Tenant, at its sole cost and expense, has demolished the demising wall recently erected by Landlord and has erected at its sole cost and expense, a replacement demising wall. Tenant shall indemnify, hold harmless and agree to defend Landlord from and against all claims, damages, liabilities and judgments on account of injury to persons, loss of life or damage to property arising in connection with the demolition and erection of said demising wall unless resulting from the negligence or intentional act of Landlord. Tenant is responsible for all governmental approvals and/or permits necessary for the demolition and erection of said demising wall.

Prepared By:  Basil S. Donnelly
Date:  February 4, 1998, Revised February 13, 1998 CSD
Agent:  John Comp

6. MINIMUM RENT.

     A. Original Term.

     The Fixed Minimum Rent for each year during the term of this Lease, as set forth in the Indenture of Lease, shall be replaced with:

YEAR                                ANNUAL RENTAL             MONTHLY RENTAL
----                                -------------             --------------
10/15/97 - 10/33/02                  $ 98,400.00                $8,200.00
11/01/02 - 10/31/07                  $108,240.00                $9,020.00

Fixed Minimum Rent shall be payable on or before the first day of each month, in advance, at the office of agent or at such other place as may be designated by Landlord from time to time, without any prior demand therefor and without any deduction or setoff whatsoever. In the event that the term of this Lease shall commence on a day other than the first day of a month, Tenant shall pay Fixed Minimum Rent in advance for the fractional month on a per diem basis calculated on the basis of a Thirty (30) day month.

     B. Renewal Options.

     The Fixed Minimum Rent for each year during the Renewal Options of this Lease, as set forth in the Indenture of Lease, shall be replaced with:

     The Fixed Minimum rental during each year of the first Renewal Option period shall be:

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

YEAR                                ANNUAL RENTAL             MONTHLY RENTAL
----                                -------------             --------------
11/01/07 - 10/31/12                  $119,391.96                 $9,949.33

         The Fixed Minimum rental during each year of the second Renewal Option period shall be:

YEAR                                ANNUAL RENTAL             MONTHLY RENTAL
----                                -------------             --------------
11/01/12 - 10/31/17                  $131,199.96                $10,983.33

     Except as herein provided, all of the terms, covenants and conditions of this Lease Agreement pertaining to the initial term hereof shall equally pertain in all respects to any and all renewals and extensions of this Lease Agreement except that Tenant shall have no further renewal options following the expiration of the second Renewal Option.

7. ADDITIONAL RENT.

     As of the Commencement Date, all calculations for Real Estate Taxes, Operating Costs and any other additional rent shall be based on the square footage of Thirteen Thousand One Hundred Twenty (13,120) Square Feet.

8. CONFESSION OF JUDGMENT.

     When the Lease shall be terminated or canceled by reason of the breach of any provision, either during the original term of the Lease or any renewal thereof and after the expiration of the applicable notice period, and also as soon as the term hereby created or any renewal thereof shall have expired, it shall be lawful for any attorney as attorney for Tenant to file an agreement for entering in any court of competent jurisdiction, confession of judgment in ejectment against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the Demised Premises, for which the Lease or a true and correct copy thereof shall be his sufficient warrant; whereupon, if Landlord so desires, a writ of possession may issue forthwith, without any prior writ or proceedings whatsoever, and provided that if for any reason after such action shall have been commenced, the same shall be terminated and possession remain in or be restored to Tenant, Landlord shall have the right upon any subsequent default or defaults, or upon the termination or cancellation of the Lease as hereinbefore set forth, to bring one or more actions as hereinbefore set forth to recover possession as aforesaid.

9. Except as herein provided, all of the terms, covenants, conditions and stipulations contained in said Lease Agreement shall continue with like force and effect and to all legal intents and purposes as if included in a new and formal Indenture of Lease containing identical terms, covenants, conditions and stipulations as in the aforesaid Lease Agreement except as herein modified, until the time of the expiration of the term, and the same is hereby ratified and confirmed.

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

10. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture of Lease to be duly executed the day and year first above written.


(Corporate Seal)                            ROYCE REALTY, INC.
                                            (Agent)


Attest: \s\ Louis P. Meshon                 By: \s\ Louis P. Meshon
        --------------------------              --------------------------
        Louis P. Meshon, Secretary              Louis P. Meshon, President


                                            LAUREL MALL ASSOCIATES
                                            By:  PR Laurel Mall, L.P., a
                                                 general partner

                                            By:  PR Laurel Mall Trust (Landlord)


Witness: \s\                                     By: \s\ Robert Roger
         -------------------------                   -----------------------
                                                     Name:
                                                     Authorized Signatory



                                            LAUREL MALL ASSOCIATES
                                            By: MONTGOMERY DEVELOPMENT
                                                COMPANY, INC.

                                            A CORPORATE GENERAL PARTNER
                                            (Landlord)


Attest: \s\ Louis P. Meshon                       By: \s\ Louis P. Meshon
        --------------------------                    --------------------------
        Louis P. Meshon, Ass't. Secretary             Louis P. Meshon, President

(Corporate Seal)

                                                  THE DOWNS OFF-TRACK WAGERING,
                                                  INC., a Pennsylvania
                                                  corporation
                                                  T/A "THE DOWNS AT HAZLETON"
                                                  (Tenant)


Attest: \s\ Susan M. Montgomery                   By: \s\ William J. Bork
        --------------------------                    --------------------------
        Secretary                                     President


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